UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

Two North La Salle Street, Suite 500 Chicago, Illinois			60602-3790
(Address of principal executive offices)			(Zip code)

Kristi L. Rowsell Harris Associates L.P. Two North La Salle Street, #500 Chicago, Illinois 60602		Paulita A. Pike K&L Gates LLP Three First National Plaza, #3100 Chicago, Illinois 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 621-0600

Date of fiscal year end:	9/30/12

Date of reporting period:	3/31/12

Item 1. Reports to Shareholders.

SEMI-ANNUAL REPORT

MARCH 31, 2012

oakmark.com

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2012 Semi-Annual Report

President's Letter	1

Summary Information	2

Fund Expenses	4

Commentary on Oakmark and Oakmark Select Funds	6

Oakmark Fund

Letter from the Portfolio Managers	8

Schedule of Investments	10

Oakmark Select Fund

Letter from the Portfolio Managers	14

Schedule of Investments	16

Oakmark Equity and Income Fund

Letter from the Portfolio Manager	18

Schedule of Investments	21

Oakmark Global Fund

Letter from the Portfolio Managers	28

Global Diversification Chart	31

Schedule of Investments	32

Oakmark Global Select Fund

Letter from the Portfolio Managers	36

Global Diversification Chart	38

Schedule of Investments	39

Oakmark International Fund

Letter from the Portfolio Managers	42

Global Diversification Chart	44

Schedule of Investments	45

Oakmark International Small Cap Fund

Letter from the Portfolio Managers	50

Global Diversification Chart	52

Schedule of Investments	53

Financial Statements

Statements of Assets and Liabilities	60

Statements of Operations	62

Statements of Changes in Net Assets	64

Notes to Financial Statements	71

Financial Highlights	83

Disclosure Regarding Investment Advisory Contract Approval	90

Oakmark Glossary	95

Trustees and Officers	96

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

President's Letter

Dear Fellow Shareholders,

The Oakmark Funds posted strong gains during the first quarter of 2012. Each Fund matched or exceeded its benchmark performance, most by a sizable margin, even as many of the major stock indices have broken through their multi-year highs. (Go to oakmark.com/performance to view Oakmark Funds' performance.) It is gratifying to see what appears to be an improving market environment.

Several positive economic trends may be taking shape in the United States. During the fourth quarter, gross domestic product grew at an annual rate of 3%, an improvement from the past several quarters. The labor market is beginning to strengthen, as evidenced by declining unemployment claims. In fact, a Business Roundtable survey of 128 CEOs indicated that over 40% plan to add staff in the U.S. over the next six months. Household financial obligations fell to a 28-year low in the fourth quarter, and household disposable income is slowly growing. This should help spur the economic growth we need to sustain a gradual economic recovery.

Even with this more positive backdrop, however, many mutual fund investors have remained on the sidelines when it comes to the equity markets. Investment Company Institute data show that investors continued to redeem heavily from equity strategies in order to purchase bonds this past quarter, extending a multi-year trend. We see a great disparity between the long-term needs of investors, who seek to grow their wealth to meet future obligations, and the potential outcomes for this conservative allocation decision over time. For many quarters, our letters have indicated that we see far more long-term opportunities in the stock market than we do in bonds, and we hope very much that you have followed our advice to allocate your investments with this in mind. If so, you have been participating in a nice rally that may put you ahead of your peers.

We understand this decision on how and where to invest may invoke anxiety due to the financial crises of the past decade and the consequent market volatility. However, as value investors, we believe that by remaining disciplined and focusing unemotionally on intrinsic business values, investors can use market volatility to their advantage. In a number of instances, negative macroeconomic factors tarred entire industries or geographic regions, but these factors didn't necessarily impair the individual companies in which we invest. Even with the higher prices of stocks today, we are encouraged by market prospects, as evidenced by strong company balance sheets, positive free cash flow and successful efforts to build shareholder value. We believe our long-term track record reflects the consistent application of our investment discipline. When we look at recovery in the markets, and more notably at performance of The Oakmark Funds over the past six months, we believe our investors have been well-served.

If your household is feeling better off, as we hope it is, this could be a time to consider re-dedicating your efforts to saving and building wealth. Such an effort involves steady investing over time and throughout all market cycles. Keeping your spending level moderate and establishing a regular pattern of savings—essentially paying yourself first—are your best strategies for creating that nest egg. If you get a raise or a tax refund, consider adding all or part of it to your 401(k) or your Individual Retirement Account. The 2011 IRA season is still open a short while longer, and you can contribute for 2012 anytime through next April 15. Consider establishing monthly automated purchases from your bank account to your Oakmark Funds. Make regular savings part of your routine, a "financial housekeeping" discipline that makes your money work for you. After all, it's your money and your future.

We appreciate your continued confidence in The Oakmark Funds. If you have comments and questions, you can reach us at ContactOakmark@oakmark.com.

Kristi L. Rowsell
President of The Oakmark Funds
President of Harris Associates L.P.

March 31, 2012

THE OAKMARK FUNDS

Summary Information (Unaudited)

Performance for Period Ended March 31, 2012[1]	Oakmark Fund—Class I (OAKMX)	Oakmark Select Fund—Class I (OAKLX)	Oakmark Equity and Income Fund—Class I (OAKBX)	Oakmark Global Fund—Class I (OAKGX)
3 Months*	14.44%	15.58%	7.91%	15.76%
1 Year	10.81%	10.84%	3.74%	-0.09%
Average Annual Total Return for:
3 Year	27.92%	29.56%	14.89%	24.35%
5 Year	4.26%	2.69%	5.32%	0.76%
10 Year	5.14%	4.87%	7.47%	8.84%
Since inception	12.52% (8/5/91)	12.52% (11/1/96)	10.94% (11/1/95)	10.62% (8/4/99)
Top Five Equity Holdings as of March 31, 2012[2] Company and % of Total Net Assets	Capital One Financial Corp. 2.7% JP Morgan Chase & Co. 2.7% Comcast Corp., Class A 2.6% Apple, Inc. 2.5% Intel Corp. 2.4%	Discovery Communications, Inc., Class C 8.4% TE Connectivity, Ltd. 6.0% Liberty Interactive Corp., Class A 5.9% Comcast Corp., Class A 5.1% Capital One Financial Corp. 5.0%	Nestle SA 3.4% UnitedHealth Group, Inc. 3.3% Cenovus Energy, Inc. 3.3% Diageo PLC 3.2% General Dynamics Corp. 3.0%	Oracle Corp. 4.5% Snap-on, Inc. 4.2% Square Enix Holdings Co., Ltd. 4.1% Laboratory Corp. of America Holdings 3.9% MasterCard, Inc., Class A 3.8%
Sector Allocation as of March 31, 2012 Sector and % of Long-Term Investments at Fair Value	Consumer Discretionary 26.2% Information Technology 25.5% Financials 19.4% Industrials 10.9% Health Care 7.2% Consumer Staples 5.9% Energy 4.9%	Consumer Discretionary 38.5% Information Technology 30.2% Financials 10.6% Energy 8.3% Health Care 4.5% Industrials 4.2% Utilities 3.7%	U.S. Government
Securities 21.4%
Health Care 17.1%
Industrials 14.8%
Consumer Staples 14.1%
Energy 12.6%
Information
Technology 8.4%
Consumer
Discretionary 8.6%
Materials 1.4%
Foreign Government
Securities 1.0%
			Financials 0.6%	Information Technology 35.7% Industrials 21.5% Financials 12.4% Consumer Discretionary 11.9% Health Care 7.5% Materials 4.6% Energy 3.4% Consumer Staples 3.0%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Funds does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase with the exception of the Oakmark Fund, Oakmark Select Fund and Oakmark Equity and Income Fund which do not impose a redemption fee. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Period Ended March 31, 2012[1]	Oakmark Global Select Fund—Class I (OAKWX)	Oakmark International Fund—Class I (OAKIX)	Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	18.62%	16.80%	19.77%
1 Year	6.19%	-1.86%	-1.97%
Average Annual Total Return for:
3 Year	25.78%	26.21%	32.46%
5 Year	4.15%	0.38%	-0.85%
10 Year	N/A	7.96%	10.87%
Since inception	5.92% (10/2/06)	10.22% (9/30/92)	10.51% (11/1/95)
Top Five Equity Holdings as of March 31, 2012[2] Company and % of Total Net Assets	Toyota Motor Corp. 6.3% Adecco SA 5.4% Comcast Corp., Class A 5.3% ROHM Co., Ltd. 5.2% Credit Suisse Group 5.2%	Credit Suisse Group 4.2% Toyota Motor Corp. 3.4% Daiwa Securities Group, Inc. 3.4% Daimler AG 3.4% Adecco SA 3.1%	Julius Baer Group, Ltd. 3.7% Hirose Electric Co., Ltd. 3.2% Atea ASA 3.1% Sugi Holdings Co., Ltd. 2.9% LSL Property Services PLC 2.8%
Sector Allocation as of March 31, 2012 Sector and % of Long-Term Investments at Fair Value	Information Technology 35.0% Consumer Discretionary 22.2% Financials 16.3% Industrials 10.4% Consumer Staples 7.3% Health Care 4.6% Energy 4.2%	Financials 27.0% Consumer Discretionary 20.3% Industrials 19.0% Materials 10.9% Information Technology 10.4% Consumer Staples 9.6% Health Care 2.8%	Industrials 26.7% Information Technology 20.3% Consumer Discretionary 17.9% Financials 13.0% Materials 10.6% Consumer Staples 9.4% Health Care 2.0% Energy 0.1%

As of 9/30/11, the expense ratio for Class I shares was 1.04% for Oakmark Fund, 1.07% for Oakmark Select Fund, 0.77% for Oakmark Equity and Income Fund, 1.16% for Oakmark Global Fund, 1.24% for Oakmark Global Select Fund, 1.06% for Oakmark International Fund and 1.38% for Oakmark International Small Cap Fund.

THE OAKMARK FUNDS

FUND EXPENSES (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds. Shares of all Funds, other than Oakmark Fund, Oakmark Select Fund and Oakmark Equity and Income Fund, invested for 90 days or less may be charged a 2% redemption fee, which is not included in ongoing costs. Please consult the Funds' prospectus at oakmark.com for more information.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for Class I Shares of each Fund. The table shows the expenses a Class I shareholder would have paid on a $1,000 investment in each Fund from October 1, 2011 to March 31, 2012, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A Class I shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2012, by $1,000 and multiplying the result by the number in the Expenses Paid During Period row as shown below.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,270.80	$1,270.90	$1,175.90	$1,222.20	$1,241.00	$1,207.80	$1,244.10
Expenses Paid During Period*	$5.90	$5.96	$4.24	$6.44	$6.84	$5.80	$7.85
Annualized Expense Ratio	1.04%	1.05%	0.78%	1.16%	1.22%	1.05%	1.40%

* Expenses are equal to each Fund's annualized expense ratio for Class I Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the one-half year period).

THE OAKMARK FUNDS

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses for Class I Shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, the total costs would have been higher.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.80	$1,019.75	$1,021.10	$1,019.20	$1,018.90	$1,019.75	$1,018.00
Expenses Paid During Period*	$5.25	$5.30	$3.94	$5.86	$6.16	$5.30	$7.06
Annualized Expense Ratio	1.04%	1.05%	0.78%	1.16%	1.22%	1.05%	1.40%

* Expenses are equal to each Fund's annualized expense ratio for Class I Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the one-half year period).

THE OAKMARK FUNDS

OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, as long as intrinsic value growth meets our expectations, we patiently wait for the gap between stock price and intrinsic value to close.

"Investing is forgoing consumption now in order to have the ability to consume more at a later date."

Warren Buffett,
Berkshire Hathaway 2011
Annual Report to Shareholders

2012 is off to a great start for stock market investors. The S&P 5003 was up 13% for the quarter. In just one quarter the S&P 500 returned more than a seven-year U.S. government bond would have returned over its entire lifetime.

In our letters last year, we said that we believed stocks were priced to offer better returns than bonds. We urged investors to restore balance to their portfolios. Bonds had outperformed stocks by so much that unless investors rebalanced their allocations, bonds became a higher percentage of their portfolios. To bring portfolios back to asset allocation targets, most investors needed to sell bonds in order to purchase equities.

But throughout the year, bonds kept going up while stocks moved sideways, and investors kept selling their stocks to buy more bonds. Finally, in the past quarter, bonds declined while equities rose, reversing most of last year's divergence (though interestingly, industry data continues to show redemptions in equity mutual funds and inflows in bond and hybrid funds). Now some investors are asking if we think it is too late to invest in stocks. We don't think so.

We've previously written that corporate balance sheets are now unusually strong and that an unusually small percentage of corporate earnings are being paid out in dividends. We believe that excess liquidity and excess cash flow will lead to more dividend increases, more share repurchases and more acquisitions. Some of you have asked how soon we think that might happen. The answer is that it is already happening.

Since most of our companies are on a December fiscal year and report full-year results during the March quarter, this is a good time to look at what happened during 2011. I'll use the Oakmark Fund portfolio of 56 companies for this analysis. (For those of you who are more interested in the Oakmark Select Fund, the conclusions would be similar for that portfolio.)

For starters, 42 of our holdings, about 75%, increased their dividend last year. For those that paid a dividend in 2010, the median increase for 2011 was more than 11%. Not too shabby for what is being termed a no-growth economy. And remember that even before the dividend increases, stocks were yielding more than bonds.

In 2011, 47 of our 56 companies, 84% of our holdings, reduced their outstanding shares. One of my favorite managers, John Malone of Liberty Interactive and Discovery Communications, likes to remind investors that business value per share is a ratio: the company's total value is the numerator and the number of shares is the denominator. As Malone says, sometimes it is easier to grow that ratio by shrinking.

For our companies that reduced their outstanding shares, the median share reduction was just over 3% in 2011. Although that might not sound like much, if a business grows its earnings by 4% while shrinking its shares by 3%, EPS will grow at a 7% rate. That is a point that I believe is missed by many who argue that earnings growth will be disappointing.

Our biggest share repurchasers retired a lot more than 3% of their shares. Northrop Grumman reduced its shares by 13%, DirecTV by 14%, and our largest repurchaser, Kohl's, reduced its share base by 18%. For these companies, the share repurchase was almost as meaningful as a large acquisition. But unlike an acquisition, they didn't have to pay a control premium, didn't face integration hurdles, and won't be surprised after they get to know the businesses. They each acquired the business they already know best.

Though we are often skeptical of the economics of large acquisitions, small add-on acquisitions often boost business value. In 2011, 40 of our 56 companies, just over 70%, were net acquirers of businesses (meaning the cost of their acquisitions exceeded any proceeds from divestitures). In most of these cases, the acquirer was able to pay what looked like a high multiple of current earnings, but that multiple will soon decrease substantially due to improved economies of scale. When a management believes that it is acquiring a business at a larger discount to value than its own stock sells at, we are happy to see our capital spent on acquisitions.

OAKMARK AND OAKMARK SELECT FUNDS

A year ago, we wrote about corporate balance sheets having less net debt (debt minus cash) than at any time in the past 20 years. Despite such a strong starting point, last year 27 of our 56 companies ended the year with even less net debt. With interest rates so low, strengthening the balance sheet produces very little incremental earnings. Cash that earns 1% after tax would have to be valued at 100x earnings to fully reflect its value. With the stock market trading at just over 13x expected earnings, it seems that cash today is an unusually hidden asset.

Finally, most of our companies haven't been putting all of their eggs in just one basket. Twelve of our companies, just over 20% of our holdings, used their cash flow to achieve all four goals: they increased the dividend, reduced the share count, made an acquisition and still ended the year with a stronger balance sheet. Thirty-seven of them, about two-thirds, accomplished three of the four goals.

We expect these uses of cash will continue to drive value growth for our companies in 2012 and beyond. Consensus forecasts for S&P dividends in 2012 amount to only 28% of expected 2012 earnings, and that assumes a 9% increase in S&P dividends from 2011. That leaves 72% of earnings to fund incremental growth. Some of these earnings will be needed to support organic growth, but barring a strong economy, companies will still have plenty of capital for continued share repurchases and acquisitions. With acquisitions adding to the earnings numerator and repurchases reducing the denominator, EPS4 growth could be surprisingly strong even if the economy isn't.

As investors compare stocks and bonds, we believe the choice is clear. Bonds are near historically low yields, yet stocks remain priced slightly below their long-term average P/E5 multiple. Stocks currently yield more than intermediate-term bonds and are expected to continue to increase their dividends. Stocks also provide some hedge against higher inflation. When inflation increases, corporate earnings growth typically accelerates. Bonds are fully exposed since neither their principal nor their interest increases to offset inflation. When one thinks about which investment is likely to achieve Buffett's goal of allowing an investor to consume more in the future, we think equities remain the easy choice.

William C. Nygren, CFA
Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

March 31, 2012

OAKMARK AND OAKMARK SELECT FUNDS

OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (3/31/12) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX3 (UNAUDITED)

		Average Annual Total Returns (as of 3/31/12)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	14.44%	10.81%	4.26%	5.14%	12.52%
S&P 500 Index	12.59%	8.54%	2.01%	4.12%	8.67%
Dow Jones Average[6]	8.84%	10.18%	4.18%	5.02%	10.01%
Lipper Large-Cap Value Index[7]	11.75%	3.28%	-0.22%	3.53%	8.06%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.04%.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund gained 14% in the past quarter. In addition to being an unusually good absolute return, that gain also exceeded the 13% return for the S&P 500. For the first six months of the Fund's fiscal year, the Fund gained 27%, and the S&P 500 gained 26%. Though such gains are not sustainable, for the reasons discussed in the preceding Commentary on the Oakmark and Oakmark Select Funds, we continue to believe stocks are attractively priced, especially relative to bonds.

Our best performing stock for the quarter was Bank of America, up 72%. Last year was difficult for bank stocks, especially Bank of America, but much of that reversed in the past quarter as banks now appear adequately capitalized and many are able to return more capital to shareholders. Our other strong-performing banks included JPMorgan Chase, up 39%; Capital One, up 32%; and Wells Fargo, up 25%. Despite the price increases, they all remain undervalued in our view. Apple, which increased by 48%, contributed the most to the Fund because it started the year with a higher weighting. We are pleased that Apple, like our bank stocks, will begin returning capital through both a dividend and share repurchases, and we believe the stock remains attractively priced. Largely due to the strong market, no stocks in the portfolio declined by more than 5%.

During the quarter, we eliminated three positions: Corning, Fortune Home and Security, and Western Union. Fortune Home came to the Fund as a spinoff. We kept our shares, even though the business is smaller than we would normally purchase, because we believed it was undervalued. The stock subsequently performed well and was sold. Western Union and Corning both underperformed our fundamental expectations, and because we could no longer see a clear path for these businesses to reach our long-term targets, we opted for other opportunities. We added three new positions during the quarter: Parker Hannifin, Franklin Resources and Goldman Sachs. A brief explanation of our attraction to Franklin and Goldman can be found on our website.

Parker Hannifin (PH - $85)

Parker Hannifin is the world's leading producer of motion and control technologies. Its business is diversified across industries (machinery, trucks

OAKMARK FUND

and aircraft) and geographies (earnings outside the U.S. account for over half of its total earnings). Priced at just over 11x expected 2012 earnings (plus goodwill amortization), Parker is valued like other highly cyclical businesses. However, the overwhelming majority of Parker's profits come from its replacement parts business. This business is more profitable and more stable than the company's original equipment business, and its branded Parker stores give it a large footprint and durable competitive advantage. Therefore, we think it should be valued at a much higher multiple than more cyclical companies. We are impressed with management's track record as excellent operators and we like the way the company spends shareholder capital. On a recent conference call, the CEO explained a $700 million share repurchase as follows: "The reason that I made the biggest acquisition in the history of the company this last month was because the company is so cheap." We wish more managements thought about share repurchases this way.

William C. Nygren, CFA Portfolio Manager oakmx@oakmark.com	Kevin G. Grant, CFA Portfolio Manager oakmx@oakmark.com

March 31, 2012

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—March 31, 2012 (Unaudited)

Name	Shares Held	Value
Common Stocks—94.7%
Advertising—2.2%
Omnicom Group, Inc.	2,576,254	$130,487,265
Aerospace & Defense—2.6%
Northrop Grumman Corp.	1,330,000	81,236,400
The Boeing Co.	978,000	72,733,860
		153,970,260
Air Freight & Logistics—2.1%
FedEx Corp.	1,355,000	124,605,800
Asset Management & Custody Banks—4.3%
State Street Corp.	2,390,000	108,745,000
Bank of New York Mellon Corp.	3,309,630	79,861,372
Franklin Resources, Inc.	535,000	66,356,050
		254,962,422
Auto Parts & Equipment—0.4%
Delphi Automotive PLC (a) (b)	816,906	25,814,229
Broadcasting—2.1%
Discovery Communications, Inc., Class C (a)	2,660,140	124,707,363
Cable & Satellite—4.3%
Comcast Corp., Class A	5,190,000	153,156,900
DIRECTV, Class A (a)	2,064,155	101,845,408
		255,002,308
Catalog Retail—2.0%
Liberty Interactive Corp., Class A (a)	6,205,000	118,453,450
Communications Equipment—1.0%
Cisco Systems, Inc.	2,950,000	62,392,500
Computer & Electronics Retail—1.1%
Best Buy Co., Inc.	2,890,000	68,435,200
Computer Hardware—4.4%
Apple, Inc. (a)	250,000	149,867,500
Dell, Inc. (a)	6,680,000	110,888,000
		260,755,500
Consumer Finance—2.7%
Capital One Financial Corp.	2,879,800	160,520,052

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—94.7% (cont.)
Data Processing & Outsourced Services—3.4%
MasterCard, Inc., Class A	299,000	$125,741,460
Automatic Data Processing, Inc.	1,375,000	75,886,250
		201,627,710
Department Stores—1.5%
Kohl's Corp.	1,741,900	87,147,257
Distillers & Vintners—1.6%
Diageo PLC (c)	1,010,000	97,465,000
Diversified Banks—2.3%
Wells Fargo & Co.	3,965,000	135,365,100
Electronic Manufacturing Services—2.3%
TE Connectivity, Ltd. (b)	3,735,644	137,284,917
Health Care Equipment—4.9%
Medtronic, Inc.	3,070,000	120,313,300
Covidien PLC (b)	1,985,000	108,539,800
Baxter International, Inc.	1,103,000	65,937,340
		294,790,440
Home Improvement Retail—2.2%
The Home Depot, Inc.	2,556,500	128,617,515
Hypermarkets & Super Centers—1.5%
Wal-Mart Stores, Inc.	1,415,000	86,598,000
Industrial Conglomerates—2.7%
3M Co.	1,073,000	95,722,330
Tyco International, Ltd. (b)	1,150,000	64,607,000
		160,329,330
Industrial Machinery—3.0%
Illinois Tool Works, Inc.	1,985,000	113,383,200
Parker Hannifin Corp.	780,000	65,949,000
		179,332,200
Integrated Oil & Gas—3.6%
Exxon Mobil Corp.	1,345,000	116,651,850
Cenovus Energy, Inc. (b)	2,750,000	98,835,000
		215,486,850
Internet Software & Services—3.2%
eBay, Inc. (a)	3,500,000	129,115,000
Google, Inc., Class A (a)	100,000	64,124,000
		193,239,000

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—94.7% (cont.)
Investment Banking & Brokerage—1.1%
The Goldman Sachs Group, Inc.	530,000	$65,916,100
Life & Health Insurance—1.8%
Aflac, Inc.	2,400,000	110,376,000
Motorcycle Manufacturers—1.2%
Harley-Davidson, Inc.	1,452,000	71,264,160
Movies & Entertainment—5.3%
Time Warner, Inc.	3,392,566	128,069,366
Viacom, Inc., Class B	2,029,745	96,331,698
The Walt Disney Co.	2,056,300	90,024,814
		314,425,878
Oil & Gas Exploration & Production—1.1%
Encana Corp. (b)	3,289,700	64,642,605
Other Diversified Financial Services—4.5%
JPMorgan Chase & Co.	3,455,000	158,860,900
Bank of America Corp.	11,700,000	111,969,000
		270,829,900
Packaged Foods & Meats—2.5%
Unilever PLC (c)	3,430,000	113,361,500
H.J. Heinz Co.	650,000	34,807,500
		148,169,000
Pharmaceuticals—1.9%
Merck & Co., Inc.	2,886,535	110,842,944
Property & Casualty Insurance—1.6%
Allstate Corp.	2,990,000	98,430,800
Restaurants—1.1%
McDonald's Corp.	699,000	68,571,900
Semiconductor Equipment—1.4%
Applied Materials, Inc.	6,810,000	84,716,400
Semiconductors—4.3%
Intel Corp.	5,045,000	141,814,950
Texas Instruments, Inc.	3,495,000	117,466,950
		259,281,900
Specialized Consumer Services—1.4%
H&R Block, Inc.	5,228,600	86,115,042

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Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—94.7% (cont.)
Systems Software—4.1%
Microsoft Corp.	3,870,000	$124,807,500
Oracle Corp.	4,050,000	118,098,000
		242,905,500
Total Common Stocks (Cost: $3,843,292,086)		$5,653,877,797
Short Term Investment—5.3%
Repurchase Agreement—5.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 3/30/2012 due 4/2/2012, repurchase price $317,583,491, collateralized by Federal Home Loan Bank Bonds, with rates of 0.500%, with maturities from 2/28/2014 - 3/12/2014, and with an aggregate fair value plus accrued interest of $195,380,000, and by a United States Treasury Note, with a rate of 1.875%, with a maturity of 2/28/2014 and with a fair value plus accrued interest of $128,555,921 (Cost: $317,583,226)	$317,583,226	$317,583,226
Total Short Term Investment (Cost: $317,583,226)		$317,583,226
Total Investments (Cost: $4,160,875,312)—100.0%		5,971,461,023
Other Assets In Excess of Liabilities—0.0% (d)		2,419,873
Total Net Assets—100%		$5,973,880,896

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Sponsored American Depositary Receipt

(d)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

OAKMARK FUND

OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (3/31/12) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX3 (UNAUDITED)

		Average Annual Total Returns (as of 3/31/12)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	15.58%	10.84%	2.69%	4.87%	12.52%
S&P 500 Index	12.59%	8.54%	2.01%	4.12%	6.49%
Lipper Multi-Cap Value Index[8]	13.19%	1.47%	-0.75%	4.03%	6.31%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.07%.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund gained 16% for the past quarter, compared to a 13% gain for the S&P 500. During the first half of our fiscal year, the Fund increased 27%, compared to 26% for the S&P 500. Stocks have enjoyed an amazing six months, producing impressive, but unsustainable, returns. However, for the reasons discussed in the preceding Commentary on the Oakmark and Oakmark Select Funds, we continue to believe that equities remain attractively priced.

Our largest holding, Discovery Communications, gained 24% during the quarter. Though we had other holdings that had larger gains, because of Discovery's weighting in the portfolio, it contributed the most to our performance. We have written before about Discovery making most of its money from just a couple of its cable networks. Like almost everyone else, we were excited about the prospects for its new Oprah Winfrey Network (OWN). But a funny thing happened: While OWN struggled, little-known "ID: Investigation Discovery" became a big ratings success and, by some measures, it is now a Top 20 cable network. So if your Saturday night TV hasn't included "Who the (Bleep) Did I Marry?" or "Scorned: Love Kills," you should tune in. But be forewarned: it's addictive.

It was also a very good quarter for our financial sector holdings. JPMorgan Chase gained 39% and Capital One gained 32%. Both companies performed extremely well on their stress tests. JPMorgan announced an acceleration of its share repurchases, and Capital One increased its earnings power via acquisitions. Our single largest gainer was last quarter's newcomer, TRW Holdings, up 42%. We believed the market overreacted to cyclical concerns surrounding TRW, as the company's share price fell by more than 50% from July to December. The stock's recent improvement offsets some of that overreaction. We believe that TRW, as well as our other strong performers, remains undervalued.

The only decliner during the quarter was Newfield Exploration, down 8%. When we bought Newfield, it was primarily a natural gas company. Recently, however, much of its drilling activity has been oriented toward oil and natural gas liquids, whose values correlate more with oil prices. With oil prices staying high and natural gas prices collapsing, Newfield has further slowed its natural gas drilling to accelerate its development of liquids. The resulting slowing of near-term production growth has frustrated many investors. We believe Newfield management is taking the proper

OAKMARK SELECT FUND

steps to maximize its long-term value and believe the stock merits retention in the portfolio.

During the quarter we neither initiated nor eliminated any positions.

We are pleased to report that in the past quarter, for the first time in several years, the Fund's NAV exceeded its previous high water mark. We are aware that the past few years have been quite the roller coaster ride. That's why we are especially pleased that so many investors remained with us throughout that period. We are always excited to see our shareholders rewarded for their patience.

William C. Nygren, CFA Portfolio Manager oaklx@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager oaklx@oakmark.com

March 31, 2012

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—March 31, 2012 (Unaudited)

Name	Shares Held	Value
Common Stocks—94.6%
Air Freight & Logistics—4.0%
FedEx Corp.	1,350,000	$124,146,000
Auto Parts & Equipment—4.8%
TRW Automotive Holdings Corp. (a)	3,200,000	148,640,000
Broadcasting—8.4%
Discovery Communications, Inc., Class C (a)	5,609,500	262,973,360
Cable & Satellite—9.3%
Comcast Corp., Class A	5,350,000	157,878,500
DIRECTV, Class A (a)	2,647,949	130,649,804
		288,528,304
Catalog Retail—5.9%
Liberty Interactive Corp., Class A (a)	9,700,000	185,173,000
Computer Hardware—4.4%
Dell, Inc. (a)	8,213,000	136,335,800
Consumer Finance—5.0%
Capital One Financial Corp.	2,800,000	156,072,000
Data Processing & Outsourced Services—4.6%
MasterCard, Inc., Class A	340,000	142,983,600
Electronic Manufacturing Services—5.9%
TE Connectivity, Ltd. (b)	5,043,938	185,364,721
Health Care Equipment—4.3%
Medtronic, Inc.	3,400,000	133,246,000
Independent Power Producers & Energy Traders—3.5%
Calpine Corp. (a)	6,254,404	107,638,293
Integrated Oil & Gas—4.2%
Cenovus Energy, Inc. (b)	3,634,800	130,634,712
Internet Software & Services—4.3%
eBay, Inc. (a)	3,600,000	132,804,000
Movies & Entertainment—4.3%
Time Warner, Inc.	3,560,666	134,415,142

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OAKMARK SELECT FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—94.6% (cont.)
Oil & Gas Exploration & Production—3.7%
Newfield Exploration Co. (a)	3,319,534	$115,121,439
Other Diversified Financial Services—5.0%
JPMorgan Chase & Co.	3,384,000	155,596,320
Semiconductors—9.3%
Intel Corp.	5,497,000	154,520,670
Texas Instruments, Inc.	4,050,000	136,120,500
		290,641,170
Specialized Consumer Services—3.7%
H&R Block, Inc.	7,069,600	116,436,312
Total Common Stocks (Cost: $1,853,563,342)		$2,946,750,173
Short Term Investment—6.1%
Repurchase Agreement—6.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 3/30/2012 due 4/2/2012, repurchase price $188,483,640, collateralized by a Federal Home Loan Bank Bond, with a rate of 0.500%, with a maturity of 3/12/2014, and with a fair value plus accrued interest of $4,620,000, and by a United States Treasury Note, with a rate of 1.250%, with a maturity of 3/15/2014, and with a fair value plus accrued interest of $187,635,753 (Cost: $188,483,482)	$188,483,482	$188,483,482
Total Short Term Investment (Cost: $188,483,482)		$188,483,482
Total Investments (Cost: $2,042,046,824)—100.7%		3,135,233,655
Liabilities In Excess of Other Assets—(0.7)%		(20,490,620)
Total Net Assets—100%		$3,114,743,035

(a)  Non-income producing security

(b)  Foreign domiciled corporation

See accompanying Notes to Financial Statements.

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor, Portfolio Manager

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/12) AS COMPARED TO THE LIPPER BALANCED FUND INDEX9 (UNAUDITED)

		Average Annual Total Returns (as of 3/31/12)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	7.91%	3.74%	5.32%	7.47%	10.94%
Lipper Balanced Fund Index	7.88%	4.60%	3.04%	4.86%	6.62%
S&P 500 Index[3]	12.59%	8.54%	2.01%	4.12%	7.45%
Barclays Capital U.S. Govt./ Credit Bond Index[10]	0.08%	8.53%	6.26%	5.91%	6.17%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 0.77%.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

Continuing the December quarter's rally, stock prices moved substantially higher in the first calendar quarter while fixed-income investments generated modest returns. The result for the Equity and Income Fund in the quarter was an 8% gain, which matches the 8% for the Lipper Balanced Fund Index, the Fund's performance benchmark. For the first six months of the Fund's fiscal year, the Fund returned 18%, while the Lipper Index returned 15%. The annualized compound rate of return since the Fund's inception in 1995 is 11%, while the corresponding return to the Lipper Index is 7%.

UnitedHealth Group, TJX, Cenovus Energy, Texas Instruments and Diageo led the list of contributors to the Fund's quarterly return. The largest detractors were Patterson-UTI Energy, Ultra Petroleum, Range Resources, PharMerica and Walter Energy. All of the detractors are energy or natural resource companies with the exception of PharMerica, which declined after Fund holding Omnicare withdrew its offer to purchase the company. Detractors from return for the fiscal six months were Ultra Petroleum, Patterson-UTI Energy, Boston Scientific, PharMerica and Hospira. The largest contributors were Philip Morris International, Flowserve, General Dynamics, Diageo and UnitedHealth.

Aside from Omnicare ending its effort to purchase PharMerica, the Fund's only merger/acquisition activity in the quarter involved long-term holding Pentair, the stock which enjoyed the Fund's largest percentage price increase in the period. This well-managed smaller industrial concern announced a deal in late March to merge with the fluid-handling operations of Tyco International. In 2011, Tyco, which is held in the Oakmark Fund, announced a plan to divide into three parts, and Pentair's management spied an opportunity to increase its scale in its most important business line. The transaction itself is complicated, but the resulting merger of equals will use the Pentair name and have its legal domicile in Switzerland.

During the quarter, shareholders expressed concern to me about the increased volatility in the Fund's daily share price. I discussed volatility at length in our September 30 shareholder letter, but I will review that discussion here. The mathematics of security pricing demands that volatility be a function of interest rates. As interest rates decline, the prices of securities become more sensitive to market-moving news. Interest rates are extraordinarily low today, so higher volatility can be expected. I have worked to reduce potential

OAKMARK EQUITY AND INCOME FUND

volatility by keeping the average maturity structure of the Fund's fixed-income allocation very short. But increasing the equity allocation has increased the potential for price volatility, as equities are very long duration assets. Although no one desires more short-term volatility in the Fund's price, I believe that increased short-term volatility is necessary so that the Fund may meet its shareholders' needs over the long term.

Transaction Activity

Based on the number of names purchased or sold as described below, it may appear that there were drastic changes to the portfolio in the quarter. The changes expressed in dollars, however, are far more modest. This outcome is not precisely what I had in mind, as the prices of several new equity purchases exceeded our buy price limits before we came close to our targeted share amount. One unusual characteristic of the recent stock market rally has been its tepid trading level. Establishing sizable new equity positions in a low-volume bull market has proven to be difficult. One outcome is that the Fund's equity holdings count has grown to 53. I do not target a specific holdings number. As I have often written, I do not mind small positions in the portfolio as long as they have the appropriate valuation attributes. In the March quarter, the smallest equity holding had the fourth-greatest percentage increase in share price. Yes, it might have been better if our original buy price limit had been higher so that we might have accumulated more shares in the Fund, but by owning any shares at all, the Fund benefited. The sum of this purchase/sale activity and positive market action was to increase the equity allocation to nearly 70% from 66%.

On the fixed-income side, the allocation to corporate bonds more than doubled, growing their allocation only to 1% of the portfolio. Many new shareholders often ask why the Fund does not have a significant weighting in corporates, so I beg long-time owners' indulgence to discuss this once again. As you probably expect, the reason derives from our value-investing philosophy. For most of the past 25 years, Harris Associates has found that investment-grade corporate debt offers insufficient incremental yield over Treasurys to compensate for the additional risk that such debt entails. These risks include, but are not limited to, economic/business risks, inadequate liquidity, and the possibility that the company will engage in a corporate transaction that will result in a downgrade (e.g., a leveraged buyout or a substantial acquisition). In our opinion, when it comes to corporate debt, the deck is stacked in the issuer's favor. As evidence, the rating services' ratio of upgrades to downgrades for investment-grade debt is skewed toward downgrades. Today the hunger for yield compounds the problem. Mutual funds specializing in corporate debt continue to grow in size, and their demand to accumulate holdings is generally not governed by value considerations. The Harris Associates fixed-income team and I are working hard to build up the allocation to corporates in the Fund, but current market conditions, combined with our value discipline, slow this process. The net of our fixed-income activity in the quarter was to keep the overall portfolio fixed-income allocation and duration virtually unchanged.

We initiated eight new equity holdings in the quarter. Beginning in alphabetical order, eBay is well-known for its auction websites, but the company's crown jewel may be Paypal, which it purchased in 2002. As value investors, we always prefer investment opportunities that are propelled by natural economic momentum, and that is certainly the case with eBay. E-commerce appears likely to grow at above-average rates, and eBay should participate in this growth. The Paypal division also benefits from growth in e-commerce, and new payment technologies at physical retailers, especially those involving smart phones, may give Paypal another boost. We had the opportunity to purchase shares at a good price when the company announced a management change. As with most of our March quarter opportunities, however, the best price opportunity did not last for long.

As the portfolio's equity allocation has increased, I have paid attention to income generation by seeking issues that we believe have attractive and growing dividends. Illinois Tool Works (ITW), Northrop Grumman, Republic Services and Staples were four such names added in the March quarter. Investors have long lauded ITW for its management, which relentlessly employs the 80/20 rule to focus on businesses that are adding the most value to the entire enterprise. While ITW is somewhat cyclical and has exposure to housing and weaker European economies, we believe that its broad diversification and dominant market shares in niche product lines will enable the company to continue to grow per-share value while returning cash to shareholders. Northrop Grumman attracted us with its shipyard business spinoff. Operational performance at the remainder of the company has been strong, and the balance sheet is cash-rich. We expect the company to undertake significant share repurchases. Republic Services is the second-largest company in the waste collection and disposal industry. The company benefits from its industry's high barriers to entry. We anticipate that improved U.S. industrial activity will increase Republic's profits. Staples is best known for its retail stores, but the company is also the second-largest Internet reseller. We believe that the stock's valuation is more appropriate for a troubled office-supply retailer than a well-managed company that is evolving with the economy while returning cash to shareholders.

OAKMARK EQUITY AND INCOME FUND

Other purchases in the quarter were Lear, Parker Hannifin and TD Ameritrade. We last owned Lear in the Equity and Income Fund in 2000. Since then, the company has gone through reorganization and has re-emerged with a strong balance sheet and new senior management. Having suffered terrible times in the Great Recession, the auto parts industry, in our opinion, is now well-positioned to benefit from increasing automobile demand in emerging markets, as well as a cyclical rebound in demand in the U.S., and we expect Lear will participate in this rebound. Parker Hannifin is a diversified manufacturer of motion and control technologies primarily used in machinery and vehicles. The company has persistently improved its key financial characteristics, and management recently instituted an aggressive share repurchase program. TD Ameritrade has consistently gained share in the online brokerage market. Today's exceptionally low interest rates have depressed TD Ameritrade's earnings, providing us with what we deem a good investment opportunity. If short-term rates rebound to average levels, we expect the company's earnings will grow significantly.

As you might expect in a strong quarter for stocks, several issues attained their sell targets, and the Fund sold L-3 Communications, Martin Marietta Materials, Sara Lee and Tractor Supply. Tractor Supply has been a superb example of a strongly positioned company with a management team dedicated to per-share value growth. I hate to say goodbye to such a company—perhaps some day another value opportunity may arise in this name.

Clyde S. McGregor, CFA Portfolio Manager oakbx@oakmark.com

March 31, 2012

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2012 (Unaudited)

Name	Shares Held	Value
Common Stocks—70.0%
Aerospace & Defense—4.0%
General Dynamics Corp.	8,335,000	$611,622,300
Northrop Grumman Corp.	1,989,823	121,538,389
Teledyne Technologies, Inc. (a)	1,097,314	69,185,648
		802,346,337
Apparel Retail—2.4%
The TJX Cos., Inc.	9,902,800	393,240,188
Foot Locker, Inc.	3,000,000	93,150,000
		486,390,188
Apparel, Accessories & Luxury Goods—0.6%
Carter's, Inc. (a)	2,324,000	115,665,480
Auto Parts & Equipment—1.0%
Lear Corp.	4,437,454	206,297,236
Broadcasting—1.6%
Scripps Networks Interactive, Inc., Class A	6,500,000	316,485,000
Catalog Retail—0.2%
HSN, Inc.	1,036,796	39,429,352
Communications Equipment—0.3%
Arris Group, Inc. (a)	4,785,400	54,075,020
Consumer Finance—0.6%
Staples, Inc.	7,471,000	120,880,780
Data Processing & Outsourced Services—2.8%
MasterCard, Inc., Class A	959,358	403,448,413
Broadridge Financial Solutions, Inc. (b)	6,900,000	164,979,000
		568,427,413
Distillers & Vintners—3.2%
Diageo PLC (c)	6,774,100	653,700,650
Diversified Metals & Mining—1.2%
Walter Energy, Inc. (b)	3,999,850	236,831,119
Drug Retail—1.3%
CVS Caremark Corp.	6,000,000	268,800,000
Electrical Components & Equipment—1.9%
Rockwell Automation Inc.	4,801,200	382,655,640

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—70.0% (cont.)
Electronic Manufacturing Services—1.2%
TE Connectivity, Ltd. (d)	6,397,500	$235,108,125
Environmental & Facilities Services—1.3%
Republic Services, Inc.	8,448,500	258,186,160
Health Care Distributors—0.1%
PharMerica Corp. (a) (b)	1,810,000	22,498,300
Health Care Equipment—4.9%
Varian Medical Systems, Inc. (a) (b)	5,700,000	393,072,000
CR Bard, Inc.	2,777,241	274,169,232
Boston Scientific Corp. (a)	41,132,000	245,969,360
Steris Corp.	2,200,300	69,573,486
		982,784,078
Health Care Facilities—0.3%
VCA Antech, Inc. (a)	2,708,466	62,863,496
Health Care Services—5.1%
Laboratory Corp. of America Holdings (a)	4,935,000	451,749,900
Quest Diagnostics, Inc.	6,595,000	403,284,250
Omnicare, Inc.	5,154,500	183,345,565
		1,038,379,715
Home Furnishings—1.4%
Mohawk Industries, Inc. (a)	2,407,000	160,089,570
Leggett & Platt, Inc.	5,061,738	116,470,591
		276,560,161
Industrial Machinery—6.4%
Flowserve Corp. (b)	3,639,184	420,362,144
Dover Corp.	6,393,000	402,375,420
Pentair, Inc.	4,200,000	199,962,000
Parker Hannifin Corp.	1,664,585	140,740,662
Illinois Tool Works, Inc.	1,638,600	93,596,832
Xylem, Inc.	966,562	26,822,095
		1,283,859,153
Integrated Oil & Gas—3.3%
Cenovus Energy, Inc. (d)	18,316,600	658,298,604
Internet Software & Services—0.7%
eBay, Inc. (a)	3,730,513	137,618,625
Investment Banking & Brokerage—0.3%
TD Ameritrade Holding Corp.	2,897,500	57,196,650

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—70.0% (cont.)
Managed Health Care—3.3%
UnitedHealth Group, Inc.	11,371,000	$670,206,740
Office Services & Supplies—0.1%
Mine Safety Appliances Co.	319,925	13,142,519
Oil & Gas Drilling—0.6%
Patterson-UTI Energy, Inc.	7,489,201	129,488,285
Oil & Gas Exploration & Production—7.5%
Apache Corp.	5,028,960	505,108,742
Encana Corp. (d)	16,572,600	325,651,590
Cimarex Energy Co.	4,165,500	314,370,285
Concho Resources, Inc. (a)	1,811,700	184,938,336
Range Resources Corp.	2,480,000	144,187,200
Ultra Petroleum Corp. (a)	2,099,000	47,500,370
		1,521,756,523
Packaged Foods & Meats—3.4%
Nestle SA (c) (e)	11,052,000	695,413,944
Pharmaceuticals—1.6%
Hospira, Inc. (a) (b)	8,640,500	323,068,295
Semiconductors—2.6%
Texas Instruments, Inc.	15,899,500	534,382,195
Soft Drinks—2.0%
PepsiCo., Inc.	6,207,000	411,834,450
Tobacco—2.8%
Philip Morris International, Inc.	6,506,000	576,496,660
Total Common Stocks (Cost: $10,446,276,994)		$14,141,126,893
Fixed Income—21.5%
Asset Backed Securities—0.1%
Specialty Stores—0.1%
Cabela's Master Credit Card Trust, 144A, 0.792%, due 10/15/2019, Series 2011-4A, Class A2 (f) (g)	$11,450,000	$11,450,000

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—21.5% (cont.)
Corporate Bonds—0.9%
Casinos & Gaming—0.0% (h)
Penn National Gaming, Inc., 8.75%, due 8/15/2019		$2,600,000	$2,918,500
Catalog Retail—0.0% (h)
HSN, Inc., 11.25%, due 8/1/2016		880,000	954,809
Health Care Equipment—0.3%
Kinetic Concepts, Inc., 144A, 10.50%, due 11/1/2018 (g)		48,080,000	49,943,100
Kinetic Concepts, Inc., 144A, 12.50%, due 11/1/2019 (g)		12,480,000	11,731,200
			61,674,300
Movies & Entertainment—0.0% (h)
Ticketmaster Entertainment LLC, 10.75%, due 8/1/2016		2,880,000	3,099,600
Oil & Gas Exploration & Production—0.1%
Denbury Resources, Inc., 9.75%, due 3/1/2016		18,101,000	19,865,848
Concho Resources, Inc., 5.50%, due 10/1/2022		3,850,000	3,792,250
Encore Acquisition Co., 9.50%, due 5/1/2016		2,550,000	2,805,000
			26,463,098
Other Diversified Financial Services—0.3%
SSIF Nevada, LP, 144A, 1.267%, due 4/14/2014 (f) (g)		55,100,000	54,679,807
Packaged Foods & Meats—0.0% (h)
Post Holdings, Inc., 144A, 7.375%, due 2/15/2022 (g)		1,000,000	1,047,500
Paper Packaging—0.1%
Sealed Air Corp., 144A, 5.625%, due 7/15/2013 (g)		18,740,000	19,338,649
Property & Casualty Insurance—0.0% (h)
OneBeacon US Holdings, Inc., 5.875%, due 5/15/2013		3,589,000	3,693,569
Semiconductor Equipment—0.1%
ASML Holding NV, 5.75%, due 6/13/2017	EUR	9,660,000	14,382,925
Total Corporate Bonds (Cost: $180,327,744)			$188,252,757
Government and Agency Securities—20.5%
Canadian Government Bonds—0.8%
Canadian Government Bond, 1.50%, due 12/1/2012	CAD	100,000,000	$100,551,406
Canadian Government Bond, 4.25%, due 12/1/2021, Inflation Indexed	CAD	36,316,750	51,450,762
			152,002,168

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OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—21.5% (cont.)
Norwegian Government Bonds—0.1%
Norwegian Government Bond, 6.50%, due 5/15/2013	NOK	150,000,000	$27,748,189
U.S. Government Agencies—0.2%
Federal National Mortgage Association, 3.97%, due 11/27/2019		$32,000,000	32,646,080
U.S. Government Notes—19.4%
United States Treasury Note, 1.375%, due 7/15/2018, Inflation Indexed		525,490,000	601,727,038
United States Treasury Note, 1.25%, due 7/15/2020, Inflation Indexed		519,595,000	593,353,069
United States Treasury Note, 2.875%, due 1/31/2013		483,005,000	493,664,920
United States Treasury Note, 0.125%, due 9/30/2013		300,000,000	299,238,300
United States Treasury Note, 2.125%, due 1/15/2019, Inflation Indexed		211,116,000	252,646,529
United States Treasury Note, 0.625%, due 2/28/2013		200,000,000	200,734,400
United States Treasury Note, 1.00%, due 9/30/2016		200,000,000	200,671,800
United States Treasury Note, 0.125%, due 8/31/2013		200,000,000	199,546,800
United States Treasury Note, 1.125%, due 6/15/2013		175,000,000	176,811,600
United States Treasury Note, 1.00%, due 1/15/2014		100,000,000	101,191,400
United States Treasury Note, 1.375%, due 11/15/2012		100,000,000	100,738,300
United States Treasury Note, 1.125%, due 12/15/2012		100,000,000	100,652,300
United States Treasury Note, 1.375%, due 10/15/2012		100,000,000	100,648,400
United States Treasury Note, 1.375%, due 9/15/2012		100,000,000	100,546,900
United States Treasury Note, 1.50%, due 7/15/2012		100,000,000	100,394,500
United States Treasury Note, 1.375%, due 5/15/2012		100,000,000	100,148,400
United States Treasury Note, 0.625%, due 6/30/2012		100,000,000	100,125,000
United States Treasury Note, 0.375%, due 8/31/2012		100,000,000	100,089,800
			3,922,929,456
Total Government and Agency Securities (Cost: $3,940,697,067)			$4,135,325,893
Total Fixed Income (Cost: $4,132,474,811)			$4,335,028,650
Short Term Investments—9.0%
Canadian Treasury Bills—4.4%
Canadian Treasury Bills, 0.80% - 1.39%, due 4/12/2012 - 11/22/2012 (i) (Cost: $905,980,623)	CAD	900,000,000	$899,302,221

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Par Value	Value
Short Term Investments—9.0% (cont.)
Commercial Paper—1.8%
Wellpoint, Inc., 144A, 0.15% - 0.41%, due 4/2/2012 - 6/1/2012 (g) (i)	$135,000,000	$134,982,309
Wal-Mart Stores, Inc., 144A, 0.07% - 0.12%, due 4/19/2012 - 5/7/2012 (g) (i)	85,000,000	84,992,993
Toyota Motor Credit Corp., 0.14%, due 4/17/2012 - 4/24/2012 (i)	50,000,000	49,995,237
Pepsico, Inc., 144A, 0.07%, due 4/18/2012 - 5/1/2012 (g) (i)	40,500,000	40,498,194
McDonald's Corp., 144A, 0.12%, due 4/16/2012 (g) (i)	25,000,000	24,998,465
Medtronic, Inc., 144A, 0.10%, due 4/26/2012 (g) (i)	13,865,000	13,863,648
BP Capital Markets PLC, 144A, 0.47%, due 6/5/2012 (g) (i)	13,600,000	13,597,166
Total Commercial Paper (Cost: $362,918,796)		362,928,012
Repurchase Agreement—2.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 3/30/2012 due 4/2/2012, repurchase price $565,902,760, collateralized by Federal Home Loan Bank Bonds, with rates from 0.210% - 0.360%, with maturities from 4/17/2013 - 8/20/2013, and with an aggregate fair value plus accrued interest of $281,690,869, and by United States Treasury Notes, with rates from 0.750% - 1.375%, with maturities from 5/15/2013 - 8/15/2013, and with an aggregate fair value plus accrued interest of $295,533,530 (Cost: $565,902,288)	$565,902,288	$565,902,288
Total Short Term Investments (Cost: $1,834,801,707)		$1,828,132,521
Total Investments (Cost: $16,413,553,512)—100.5%		20,304,288,064
Liabilities In Excess of Other Assets—(0.5)%		(100,252,445)
Total Net Assets—100%		$20,204,035,619

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

(a)  Non-income producing security

(b)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  Foreign domiciled corporation

(e)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(f)  Floating Rate Note. Rate shown is as of March 31, 2012.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(h)  Amount rounds to less than 0.1%.

(i)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to abbreviations:

CAD: Canadian Dollar

EUR: Euro

NOK: Norwegian Krone

See accompanying Notes to Financial Statements.

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (3/31/12) AS COMPARED TO THE MSCI WORLD INDEX11 (UNAUDITED)

		Average Annual Total Returns
		(as of 3/31/12)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	15.76%	-0.09%	0.76%	8.84%	10.62%
MSCI World Index	11.56%	0.56%	-0.70%	4.72%	2.35%
Lipper Global Fund Index[12]	12.39%	-3.51%	-0.38%	5.03%	3.60%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.16%.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

World stock markets rallied strongly during the March quarter. In fact, the only country to experience a loss was Spain. The Oakmark Global Fund participated in the advance, gaining 16% in the quarter. The MSCI World Index return was 12%, and the Lipper Global Fund Index gained 12%. For the Fund's fiscal six months, the return was 22%. This compares to 20% for the MSCI World Index and 20% for the Lipper Global Fund Index. As always, we are most pleased to report the Fund's 11% compound annualized rate of return since inception, outperforming the MSCI World Index, which has averaged 2%, and the Lipper Global Fund Index, which has averaged 4% over the same time period.

The countries that generated the highest total returns for the Fund this quarter were Germany, Italy and Sweden, of which the latter two have small representations in the Fund. The highest contribution to the Fund's results came from the U.S., both because of return and its very large portfolio weight. The other two heavily weighted countries, Japan and Switzerland, also made significant contributions to return, and they were matched in contribution by lesser-weighted Germany, which experienced an exceptional outcome in the quarter. No countries produced losses in the Fund. Fiscal six-month country outcomes are similar to the quarter except for the Fund's Spanish representation, which produced a loss over that period.

The holdings that contributed most significantly to the Fund's quarterly return were Toyota Motor (Japan), Daiwa (Japan), Snap-on (U.S.), Daimler (Germany) and Rheinmetall (Germany). No holdings detracted from Fund performance this quarter. For the first six months of the Fund's fiscal year, the leading contributors were all from the U.S.: Snap-on, Equifax, MasterCard Class A, Intel and Discovery Communications Series C. The only two stocks to detract from return in the six months were Rohm (Japan) and Banco Santander (Spain).

Portfolio Activity

We initiated four new positions in the quarter and eliminated three. As it happens, all seven holdings were comparatively small weights in the portfolio. Beginning with the sales, Sara Lee neared our price target for the stock after the company announced its plan to divide into two parts. We thank the Sara Lee management team

OAKMARK GLOBAL FUND

for working hard to benefit its shareholders. We sold Covidien (Ireland) to fund another health-care industry purchase. We eliminated the small Meitec (Japan) holding because our assessment of value came down and made it relatively less attractive versus other names.

Our four new purchases were Cimarex Energy (U.S.), Health Net (U.S.), Kansai Paint (Japan) and Smiths Group (U.K.). Cimarex is an independent oil and gas exploration and production company with operations in three regions—the Midcontinent, Gulf Coast and Permian Basin. We perceived an investment opportunity in Cimarex's shares when the company reported quarterly production that disappointed investors. In our opinion, the production decline is occurring according to plan in short-lived Gulf Coast properties at the same time that production and reserves are growing in longer-lived Texas and Oklahoma fields. In our view, Cimarex is a very well-run company and, at our purchase price, the shares sold at a large discount to our asset value estimates and compared to its industry peers. The company has large undeveloped acreage holdings in attractive liquids-rich areas that should provide the foundation for substantial future production and reserve growth. In addition, cash flow is strong. Although oil and gas price volatility may have a short-term impact on Cimarex's stock price, we are confident that Cimarex's prospects for increasing shareholder value over the long term are excellent.

Health Net is a California managed-care company that we perceive to have an unusually strong market position. After a decade of spotty operational results, Health Net hired new actuarial talent from a competitor and has since been gaining market share with innovative tailored products. Management has shed non-core assets and has bought back the company's stock with the proceeds. The California market, which is primarily capitated, is often very difficult for large competitors to break into organically (i.e., without making an in-market acquisition), and this factor adds to Health Net's inherent appeal.

Kansai controls 30% of the decorative paint market in Japan and 50% of the auto paint industry. However, we believe the reason to get excited about Kansai paint is its strong deco and auto market positions in India and other southeastern Asian markets. In addition, the company recently acquired Freeworld, a dominant paint company in South Africa and other smaller African countries, for a very cheap price. Yuzo Kawamori, Kansai's president, is one of the more impressive Japanese managers we have met. He understands operational, as well as capital, returns and may be one of the only Japanese managers to refuse a company car. We are excited to be invested with this new partner.

Smiths Group is a U.K.-based conglomerate with five independent divisions. Of note is John Crane, which accounts for about one-third of its sales and profits. It is the world's leading provider of mechanical seals and sealing support systems used in pumps, compressors and other rotating equipment, holding roughly 30% of market share. With over 60% of its sales coming from the after-market, the business is very stable and earns very high returns. At the time we initiated the position, our assessment of this division alone accounted for almost 90% of Smiths Group's market cap. Also of note is the medical division, which generates over 35% of the company's profits. The management team has already received an offer for this division that equaled roughly two-thirds of Smiths Group's market cap at the time we initiated our position. CEO Philip Bowman rejected this offer as too low. Although it is too early to know what price he could get for the medical division, Bowman does have a strong track record of selling businesses for solid prices in the past, first Allied Domecq to Pernod Ricard and later Scottish Power to Iberdrola.

Why Global?

In the past few quarters, investors and investment industry consultants have indicated renewed interest in global investing. The Oakmark Global Fund portfolio managers certainly share this interest as we regularly add to our personal Fund holdings. But what is it that makes this kind of investing so alluring? To reduce the answer to one word: flexibility. In Oakmark Global, your managers may invest in any market that we believe offers the appropriate balance of return potential and risk control. The Fund is also "all-cap," which means that it can own shares of small companies like Live Nation or large companies, such as Nestle or Oracle. The Fund will invest in emerging markets when we find fairly priced stocks there. But aside from retaining minimum investments of 25% in both the U.S. and non-U.S. markets, the Fund is unconstrained. Today the Fund has 48% invested in U.S. equities, which is somewhat below the 53% weight in the MSCI World Index, the Fund's benchmark. Your managers pay little attention to this statistic. Rather, with every potential investment, we ask, "Would we be willing to own 100% of this company at this purchase price if we could never sell it again?" When we can answer this question with a definitive "yes," we believe that we have found a worthy opportunity for the Fund shareholders' hard-earned savings. Investing offers many routes to success, but we believe that Oakmark Global's flexibility is an important advantage.

OAKMARK GLOBAL FUND

Japan—A Year of Natural Disasters

March 11 marked the one-year anniversary of the earthquake and tsunami that devastated the Tohoku region of Japan. In addition to this natural disaster, heavy flooding in Thailand later in the year hurt many Japanese corporations with local Thai operations. Our thoughts go out to those touched by these tragic events.

When you couple these natural disasters with the fact that the Japanese yen hit post-WWII highs versus the dollar during the first quarter of 2012, it seems unsurprising that share prices (as measured by TOPIX)13 remain below pre-earthquake levels. What is surprising to us is that all of our Japanese holdings with direct and indirect exposure to these disasters have returned to 100% production capacity and are starting to see their profits improve.

As we have stated in the past, the value of any business is not based on one month, one quarter or one year. Instead, we believe the value of any business is based on its normal earnings power. Given all that has happened in 2011, it is hard to argue that corporate earnings in Japan are anywhere close to normal. 2012 is another story. This year's consensus earnings estimates for the TOPIX, per Bloomberg, are 33% higher than 2010 (a year largely unaffected by disasters). We too expect our Japanese holdings to have higher per-share earnings power in 2012 due to cost-cutting measures, sales growth in faster economies, repurchase of undervalued shares, and the movement of high-cost production in Japan to lower-cost countries. As such, we continue to find what we think is tremendous value in our Japanese holdings.

Hedge Discussion

We continue to believe that the U.S. dollar is undervalued relative to many global currencies. As of quarter-end, approximately 73% of the Fund's Australian dollar, 55% of the Japanese yen, 42% of the Swiss franc and 36% of the Swedish krona exposures were hedged. Our Japanese yen hedges decreased as the yen weakened versus the U.S. dollar. We no longer hedge the euro, as it has approached fair value relative to the U.S. dollar.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

Clyde S. McGregor, CFA Portfolio Manager oakgx@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakgx@oakmark.com

March 31, 2012

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Global Diversification—March 31, 2012 (Unaudited)

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—March 31, 2012 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—97.4%
Air Freight & Logistics—3.0%
FedEx Corp. (United States)	Package & Freight Delivery Services	754,600	$69,393,016
Application Software—1.5%
SAP AG (Germany)	Develops Business Software	502,500	35,090,838
Asset Management & Custody Banks—3.3%
Julius Baer Group, Ltd. (Switzerland)	Asset Management	1,895,900	76,533,285
Automobile Manufacturers—6.5%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,918,300	82,739,289
Daimler AG (Germany) (b)	Automobile Manufacturer	1,136,600	68,533,072
			151,272,361
Broadcasting—3.2%
Discovery Communications, Inc., Class C (United States) (a)	Media Management & Network Services	1,585,385	74,322,849
Building Products—1.1%
Assa Abloy AB, Class B (Sweden)	Develops, Designs & Manufactures Security Locks	772,700	24,270,241
Construction & Farm Machinery & Heavy Trucks—0.9%
Fiat Industrial SPA (Italy) (a)	Branded Truck & Tractor Manufacturer	1,881,200	20,071,646
Data Processing & Outsourced Services—3.8%
MasterCard, Inc., Class A (United States)	Transaction Processing Services	208,700	87,766,698
Distillers & Vintners—1.5%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	1,447,900	34,796,660
Diversified Banks—2.0%
Banco Santander SA (Spain)	Retail, Commercial & Private Banking & Asset Management Services	5,939,032	45,703,506

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.4% (cont.)
Diversified Capital Markets—3.1%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	2,502,200	$71,321,154
Electronic Components—4.9%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	709,900	74,532,210
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	1,789,600	38,486,021
			113,018,231
Electronic Manufacturing Services—2.8%
TE Connectivity, Ltd. (Switzerland)	Electronic Equipment, Instruments & Components	1,785,200	65,606,100
Fertilizers & Agricultural Chemicals—1.9%
Incitec Pivot, Ltd. (Australia)	Fertilizer Manufacturer & Supplier	13,213,200	43,113,702
Health Care Facilities—1.8%
Tenet Healthcare Corp. (United States) (a)	Hospitals & Health Care Facilities	8,044,700	42,717,357
Health Care Services—3.9%
Laboratory Corp. of America Holdings (United States) (a)	Medical Laboratory & Testing Services	980,700	89,773,278
Home Entertainment Software—4.1%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	4,503,400	94,562,151
Human Resource & Employment Services—3.1%
Adecco SA (Switzerland)	Temporary Employment Services	1,348,400	70,653,949
Industrial Conglomerates—3.4%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	1,138,500	67,410,125
Smiths Group PLC (United Kingdom)	Global Technology Company	627,700	10,562,151
			77,972,276

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.4% (cont.)
Industrial Machinery—4.2%
Snap-on, Inc. (United States)	Tool & Equipment Manufacturer	1,576,600	$96,125,302
Investment Banking & Brokerage—3.7%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	21,826,000	86,228,126
Managed Health Care—1.5%
Health Net, Inc. (United States) (a)	Health Care Benefit Manager	890,600	35,374,632
Movies & Entertainment—1.8%
Live Nation Entertainment, Inc. (United States) (a)	Live Events Producer, Operator, & Promoter	4,481,698	42,127,961
Office Electronics—2.6%
Canon, Inc. (Japan)	Computers & Information	1,281,700	60,546,660
Oil & Gas Exploration & Production—3.3%
Apache Corp. (United States)	Oil & Natural Gas Exploration & Production	506,100	50,832,684
Cimarex Energy Co. (United States)	Oil & Natural Gas Exploration & Production	334,071	25,212,338
			76,045,022
Packaged Foods & Meats—1.4%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	521,600	32,820,295
Railroads—1.9%
Union Pacific Corp. (United States)	Rail Transportation Provider	408,100	43,862,588
Research & Consulting Services—3.6%
Equifax, Inc. (United States)	Information Management, Transaction Processing, Direct Marketing & Customer Relationship Management	1,855,400	82,120,004
Semiconductor Equipment—1.9%
Applied Materials, Inc. (United States)	Develops, Manufactures, Markets & Services Semiconductor Wafer Fabrication Equipment	3,580,100	44,536,444

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—97.4% (cont.)
Semiconductors—8.5%
Intel Corp. (United States)	Computer Component Manufacturer & Designer	2,558,200	$71,911,002
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing, Analog Technologies & Microcontroller Semiconductors	2,032,300	68,305,603
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	1,157,200	57,112,021
			197,328,626
Specialty Chemicals—2.7%
International Flavors & Fragrances, Inc. (United States)	Manufactures Flavors & Fragrance Products	809,300	47,424,980
Kansai Paint Co., Ltd. (Japan)	Manufactures & Sells a Wide Range of Paints & Related Products	1,377,200	13,893,464
			61,318,444
Systems Software—4.5%
Oracle Corp. (United States)	Software Services	3,598,100	104,920,596
Total Common Stocks (Cost: $1,927,723,048)			$2,251,313,998
Short Term Investment—1.8%
Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 3/30/2012 due 4/2/2012, repurchase price $41,320,202, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 0.400%, with a maturity of 2/27/2014, and with a fair value plus accrued interest of $42,147,619 (Cost: $41,320,168)		$41,320,168	$41,320,168
Total Short Term Investment (Cost: $41,320,168)			$41,320,168
Total Investments (Cost: $1,969,043,216)—99.2%			2,292,634,166
Foreign Currencies (Cost: $834,813)—0.0% (c)			830,022
Other Assets In Excess of Liabilities—0.8%			17,428,682
Total Net Assets—100%			$2,310,892,870

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (3/31/12) AS COMPARED TO THE MSCI WORLD INDEX11 (UNAUDITED)

	Total Returns (as of 3/31/12)
(Unaudited)	Last 3 Months*	1-year	5-year	Average Annual Total Return Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	18.62%	6.19%	4.15%	5.92%
MSCI World Index	11.56%	0.56%	-0.70%	1.25%
Lipper Global Fund Index[12]	12.39%	-3.51%	-0.38%	1.60%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.24%.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Global Select Fund returned 19% for the quarter ended March 31, 2012, outperforming the MSCI World Index's return of 12%. During the first half of the fiscal year, the Fund returned 24%, compared to 20% for the MSCI World Index. More importantly, the Fund has returned an average of 6% per year since inception, outperforming the MSCI World Index, which has averaged 1% per year over the same period.

The largest contributor to the Fund's quarterly performance was Toyota Motor, a Japanese automotive manufacturer, which returned 31%. Results for Toyota's third fiscal quarter were better than expected, and management increased its full-year operating profit projections 35% above original estimates. Management expects to gain market share in the U.S. and is benefiting from a rebound in its Japanese business, where unit sales increased 39% over the same period last year. Toyota's fundamentals remain very strong, and we expect that a gradually improving economy will add to the company's rapidly growing business.

Another large contributor was Daimler AG, a global automotive manufacturer. Daimler's stock price advanced significantly during the quarter, reversing its declines over the past few quarters. Despite tremendous growth for Daimler's Mercedes Car Group, its largest division, the company's performance had lagged behind BMW and Audi. We believe Daimler is poised to rebound over the next couple of years because the company has several competitive advantages. Its new small-car models, which will be rolled out this year, should not only help Mercedes grow and regain competitive status, but should also boost profitability because these new models use the fixed costs of currently idle plants. Also, because the Mercedes brand is much later into its model cycle than BMW or Audi, Daimler plans to ramp up the number of launches in 2013. In February, Daimler released its full-year 2011 results, which included strong revenue numbers in all segments except for Daimler buses. By division, the best performance came from Daimler trucks, where revenue advanced 20%, followed by Mercedes-Benz vans (revenue up just over 17%) and Mercedes-Benz cars (revenue up almost 8%). The company's finance business also performed well and realized a return-on-equity increase of nearly 26% for the year. Additionally, free cash flow

OAKMARK GLOBAL SELECT FUND

remains strong. We remain excited about the future prospects for this high-quality company and believe the strong results achieved by both Toyota and Daimler may signal a resurgence in the auto manufacturing industry.

Capital One Financial, a U.S.-based financial services provider, also was a top contributor, returning 32% during the quarter. Capital One completed the acquisition of ING Direct and received approval to purchase HSBC's U.S. credit card business during the first quarter. Together, these two acquisitions are expected to add approximately $1.50 in per-share value and should propel Capital One's cash earnings per share to nearly $8.00 in 2013. These acquisitions, along with a strong balance sheet and a projected Basel III Tier 1 common ratio over 10% at the end of 2012, should allow management to start returning capital to shareholders in 2013. At 8x 2013 cash earnings per share, Capital One is, in our view, an attractive investment.

We are happy to report that there were no detractors from performance for the quarter.

Geographically, we ended the quarter with our European and Japanese holdings increasing slightly to 34% and 18%, respectively. The remainder of the Fund's investments, excluding cash, are in North America. We did not add or remove any names from the Fund during the quarter.

Due to the U.S. dollar's weakness relative to some global currencies, we currently hedge two underlying foreign currencies. At quarter-end, approximately 44% of the Fund's Japanese yen and 42% of the Swiss franc exposures were hedged. We no longer hedge the euro, as we believe it is approaching its fair value relative to the U.S. dollar.

We have built a Fund of what we feel are undervalued companies that trade at attractive prices and that are run by management teams who focus on building shareholder value. We believe that the Fund is well-positioned to generate favorable long-term results for our fellow shareholders. We thank you for your continued support and confidence.

William C. Nygren, CFA Portfolio Manager oakwx@oakmark.com	David G. Herro, CFA Portfolio Manager oakwx@oakmark.com

March 31, 2012

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Global Diversification—March 31, 2012 (Unaudited)

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—March 31, 2012 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—95.2%
Air Freight & Logistics—4.6%
FedEx Corp. (United States)	Package & Freight Delivery Services	270,000	$24,829,200
Application Software—4.4%
SAP AG (Germany)	Develops Business Software	343,600	23,994,452
Automobile Manufacturers—11.3%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	793,600	34,229,213
Daimler AG (Germany) (b)	Automobile Manufacturer	453,800	27,362,580
			61,591,793
Cable & Satellite—5.3%
Comcast Corp., Class A (United States)	Cable Communication Networks Provider	974,000	28,742,740
Catalog Retail—4.5%
Liberty Interactive Corp., Class A (United States) (a)	Home & Internet Shopping Online Travel	1,280,000	24,435,200
Computer Hardware—4.7%
Dell, Inc. (United States) (a)	Technology Products & Services	1,536,000	25,497,600
Consumer Finance—5.2%
Capital One Financial Corp. (United States)	Credit Card Products & Services Provider	505,000	28,148,700
Distillers & Vintners—3.7%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	826,700	19,867,669
Diversified Capital Markets—5.2%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	991,500	28,261,100
Electronic Manufacturing Services—4.9%
TE Connectivity, Ltd. (Switzerland)	Electronic Equipment, Instruments & Components	723,900	26,603,325

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.2% (cont.)
Health Care Equipment—4.3%
Medtronic, Inc. (United States)	Develops Therapeutic & Diagnostic Medical Products	602,000	$23,592,380
Human Resource & Employment Services—5.3%
Adecco SA (Switzerland)	Temporary Employment Services	554,600	29,060,131
Integrated Oil & Gas—4.0%
Cenovus Energy, Inc. (Canada)	Integrated Oil Company	600,000	21,564,000
Internet Software & Services—4.8%
eBay, Inc. (United States) (a)	Online Trading Community & Secure Online Payment Services	705,000	26,007,450
Investment Banking & Brokerage—5.1%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	7,028,000	27,765,567
Packaged Foods & Meats—3.3%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	288,400	18,146,804
Semiconductors—14.6%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	576,800	28,467,174
Intel Corp. (United States)	Computer Component Manufacturer & Designer	937,000	26,339,070
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing, Analog Technologies & Microcontroller Semiconductors	720,000	24,199,200
			79,005,444
Total Common Stocks (Cost: $453,742,636)			$517,113,555

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—4.1%
Repurchase Agreement—4.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 3/30/2012 due 4/2/2012, repurchase price $22,170,937, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 0.400%, with a maturity of 2/27/2014, and with a fair value plus accrued interest of $22,618,238 (Cost: $22,170,919)	$22,170,919	$22,170,919
Total Short Term Investment (Cost: $22,170,919)		$22,170,919
Total Investments (Cost: $475,913,555)—99.3%		539,284,474
Other Assets In Excess of Liabilities—0.7%		3,593,645
Total Net Assets—100%		$542,878,119

(a)  Non-income producing security

(b)  A portion of the security out on loan.

See accompanying Notes to Financial Statements.

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

Report from David G. Herro and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (3/31/12) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX14 (UNAUDITED)

		Average Annual Total Returns (as of 3/31/12)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	16.80%	-1.86%	0.38%	7.96%	10.22%
MSCI World ex U.S. Index	10.37%	-6.67%	-2.95%	6.12%	6.03%
MSCI EAFE Index[15]	10.86%	-5.77%	-3.51%	5.70%	5.73%
Lipper International Fund Index[16]	12.56%	-6.81%	-2.13%	6.29%	6.95%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.06%.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund returned 17% for the quarter ended March 31, 2012, outperforming the MSCI World ex U.S. Index, which returned 10% over the same period. For the first six months of the Fund's fiscal year, the Fund returned 21% which outperformed the MSCI World ex U.S. Index's 14% return. Since its inception in September 1992, the Fund has returned an average of 10% per year, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

The top contributor to the Fund's quarterly performance was Daimler AG, a global automotive manufacturer, which returned 37%. Daimler's stock price advanced significantly during the quarter, reversing its declines over the past few quarters. Despite tremendous growth for Daimler's Mercedes Car Group, its largest division, the company's performance had lagged behind BMW and Audi. We believe Daimler is poised to rebound over the next couple of years because the company has several competitive advantages. Its new small-car models, which will be rolled out this year, will not only help Mercedes grow and regain competitive status, but should also boost profitability because these new models use the fixed costs of currently idle plants. Also, because the Mercedes brand is much later into its model cycle than BMW or Audi, Daimler plans to ramp up the number of launches in 2013. In February, Daimler released its full-year 2011 results, which included strong revenue numbers in all segments except for Daimler buses. By division, the best performance came from Daimler trucks, where revenue advanced 20%, followed by Mercedes-Benz vans (revenue up just over 17%) and Mercedes-Benz cars (revenue up almost 8%). The company's finance business also performed well and realized a return-on-equity increase of nearly 26% for the year. Additionally, free cash flow remains strong. We remain excited about the future prospects for this high-quality company and believe these strong results may signal a resurgence in the auto manufacturing industry.

Another large contributor to performance was Bank of Ireland, an Irish banking services provider. Ireland's challenging financial environment has depressed the price of Bank of Ireland, but shares rebounded in the first quarter, returning 55%. Bank of Ireland has deleveraged its balance sheet. During the quarter, management

OAKMARK INTERNATIONAL FUND

announced that it had disposed of €8.6 billion in assets at a discount to book value of only 7.1%, much lower than the anticipated 15% discount. Its liquidity position has improved and capital levels remain strong. Recent market consolidation has left Bank of Ireland as the only exchange-listed bank in the country not controlled by the government. The diminished banking system and reduced competition should generate higher profitability during more normal economic conditions. It will take time for the economic environment to improve in Ireland, but in our view, Bank of Ireland will emerge on top.

Very few stocks detracted from performance during the quarter. The largest detractor was Philips Electronics, a global electronics and medical systems manufacturer. Philips fell 4% because of disappointing fourth-quarter results caused by weak European markets that struggled amid the European debt crisis. Management also indicated that the first half of 2012 would be difficult because savings from restructuring efforts won't affect the company's lighting and health-care segments until the second half of the year. However, management stands behind its 2013 targets and implemented a new incentive plan that will vest only if the targets are achieved. We believe Philips will be a good long-term investment for our shareholders.

We sold BAE Systems from the Fund during the quarter and used the proceeds to purchase Smiths Group, a U.K.-based global technology company. Smiths delivers products and services for the threat and contraband detection, medical devices, energy, communication and engineered components markets worldwide.

Our geographical composition changed slightly over the past quarter. Our European holdings remained unchanged at approximately 72%, and our Pacific Rim exposure remained unchanged at approximately 26%. Our Latin America and North America (Canada) exposure remained the same at approximately 2%.

We continue to believe many global currencies are overvalued compared to the U.S. dollar, so we continue to defensively hedge the Fund's currency exposure. As of quarter-end, approximately 55% of the Australian dollar, 40% of the Japanese yen, 40% of the Swiss franc and 21% of the Swedish krona exposures were hedged.

As long-term value investors, we continue to focus on finding what we believe are attractive, undervalued foreign companies with management teams focused on building shareholder value. We thank you for your continued support.

David G. Herro, CFA Portfolio Manager oakix@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakix@oakmark.com

March 31, 2012

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Global Diversification—March 31, 2012 (Unaudited)

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2012 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—96.0%
Advertising—2.3%
Publicis Groupe SA (France)	Advertising & Media Services	3,659,500	$201,742,655
Apparel, Accessories & Luxury Goods—1.6%
Cie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	2,260,600	141,741,398
Application Software—2.1%
SAP AG (Germany)	Develops Business Software	2,584,900	180,510,065
Asset Management & Custody Banks—2.5%
Schroders PLC (United Kingdom)	International Asset Management	8,511,900	215,113,717
Automobile Manufacturers—9.4%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	6,841,000	295,063,066
Daimler AG (Germany) (b)	Automobile Manufacturer	4,843,200	292,028,307
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	5,906,500	224,428,446
			811,519,819
Brewers—1.5%
Heineken Holdings NV (Netherlands)	Produces Beers, Spirits, Wines & Soft Drinks	2,851,900	133,505,590
Broadcasting—0.4%
Grupo Televisa SAB (Mexico) (c)	Television Production & Broadcasting	1,682,352	35,463,980
Building Products—2.7%
Assa Abloy AB, Class B (Sweden)	Develops, Designs & Manufactures Security Locks	5,832,000	183,181,112
Geberit AG (Switzerland)	Building Products	226,000	47,293,010
			230,474,122
Commodity Chemicals—1.4%
Orica, Ltd. (Australia)	Produces Industrial & Specialty Chemicals	4,262,200	123,487,513

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.0% (cont.)
Construction & Farm Machinery & Heavy Trucks—1.1%
Fiat Industrial SPA (Italy) (a)	Branded Truck & Tractor Manufacturer	9,095,300	$97,043,188
Construction Materials—1.5%
Holcim, Ltd. (Switzerland)	Produces & Markets Ready-Mixed Concrete, Cement, Clinker & Admixtures	2,053,300	133,975,152
Department Stores—2.3%
PPR (France)	Retails Consumer & Household Products	1,172,900	201,794,226
Distillers & Vintners—2.3%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	7,489,800	179,998,632
Treasury Wine Estates, Ltd. (Australia)	International Marketing & Distribution of Wine	5,578,000	23,689,676
			203,688,308
Diversified Banks—13.1%
BNP Paribas SA (France)	Commercial Bank	5,589,000	265,177,735
Lloyds Banking Group PLC (United Kingdom) (a)	Banking & Financial Services Provider	450,205,700	241,991,099
Banco Santander SA (Spain)	Retail, Commercial & Private Banking & Asset Management Services	30,626,642	235,685,701
Intesa Sanpaolo SPA (Italy)	Banking & Financial Services	130,578,900	234,061,678
Bank of Ireland (Ireland) (a)	Commercial Bank	958,366,300	158,493,428
			1,135,409,641
Diversified Capital Markets—4.2%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	12,679,600	361,411,441
Diversified Chemicals—2.3%
Akzo Nobel NV (Netherlands)	Produces & Markets Chemicals, Coatings & Paints	3,437,500	202,959,913

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.0% (cont.)
Electronic Components—2.4%
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	9,598,600	$206,421,505
Food Retail—2.9%
Tesco PLC (United Kingdom)	Food Retailer	27,545,900	145,396,988
Koninklijke Ahold NV (Netherlands)	Retails Health & Beauty Supplies, Prescriptions Drugs, Wine & Liquor	7,416,000	102,764,546
			248,161,534
Health Care Equipment—0.6%
Olympus Corp. (Japan) (a)	Optoelectronic Products Manufacturer	3,346,200	54,739,094
Human Resource & Employment Services—3.1%
Adecco SA (Switzerland)	Temporary Employment Services	5,164,900	270,632,292
Industrial Conglomerates—3.8%
Koninklijke (Royal) Philips Electronics NV (Netherlands)	Electronics Manufacturer	12,533,100	254,073,946
Smiths Group PLC (United Kingdom)	Global Technology Company	4,289,855	72,184,318
			326,258,264
Industrial Machinery—0.1%
Atlas Copco AB, Series B (Sweden)	International Industrial Equipment Manufacturer	417,800	9,005,454
Investment Banking & Brokerage—3.4%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	74,153,000	292,956,760
Marine—2.3%
Kuehne + Nagel International AG (Switzerland)	Sea, Land & Rail Freight Transportation Businesses	1,478,200	199,942,639
Multi-line Insurance—2.8%
Allianz SE (Germany)	Insurance, Banking & Financial Services	2,069,800	246,981,179

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.0% (cont.)
Office Electronics—2.9%
Canon, Inc. (Japan)	Computers & Information	5,368,500	$253,604,386
Packaged Foods & Meats—2.5%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	2,911,000	183,166,943
Danone (France)	Food Products	513,100	35,790,004
			218,956,947
Paper Packaging—2.9%
Amcor, Ltd. (Australia)	Packaging & Related Services	32,789,100	252,696,476
Pharmaceuticals—2.1%
Novartis AG (Switzerland)	Pharmaceuticals	2,205,300	122,052,496
Roche Holding AG (Switzerland)	Develops & Manufactures Pharmaceutical & Diagnostic Products	166,300	28,941,764
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	1,223,900	27,338,292
			178,332,552
Publishing—2.4%
Thomson Reuters Corp. (Canada)	Electronic Information & Solutions Company	5,159,300	149,174,607
Reed Elsevier PLC (United Kingdom)	Publisher & Information Provider	6,215,300	55,174,650
			204,349,257
Research & Consulting Services—0.8%
Meitec Corp. (Japan) (d)	Software Engineering Services	2,475,100	49,908,685
Experian Group, Ltd. (Ireland)	Credit & Marketing Services	1,426,001	22,227,273
			72,135,958
Security & Alarm Services—3.3%
G4S PLC (United Kingdom)	Security Services	32,703,300	142,541,915
Secom Co., Ltd. (Japan)	On-Line Centralized Security Services, Home Security Systems, & Home Medical Services	2,858,400	139,863,719
			282,405,634

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—96.0% (cont.)
Semiconductors—2.6%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	4,521,400	$223,147,505
Specialty Chemicals—2.2%
Givaudan SA (Switzerland)	Manufactures & Markets Fragrances	202,600	195,260,884
Specialty Stores—1.1%
Signet Jewelers, Ltd. (United Kingdom)	Jewelry Retailer	1,975,200	93,387,456
Trading Companies & Distributors—1.1%
Wolseley PLC (United Kingdom)	Distributes Building Materials & Lumber Products	2,404,900	91,703,894
Total Common Stocks (Cost: $7,666,079,328)			$8,330,920,398
Short Term Investment—3.0%
Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 3/30/2012 due 4/2/2012, repurchase price $256,200,035, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 0.400%, with a maturity of 2/27/2014, and with a fair value plus accrued interest of $85,857,188, and by a United States Treasury Note, with a rate of 1.875%, with a maturity of 2/28/2014, and with a fair value plus accrued interest of $175,468,424 (Cost: $256,199,821)		$256,199,821	$256,199,821
Total Short Term Investment (Cost: $256,199,821)			$256,199,821
Total Investments (Cost: $7,922,279,149)—99.0%			8,587,120,219
Foreign Currencies (Cost: $13,509,855)—0.2%			13,510,124
Other Assets In Excess of Liabilities—0.8%			73,499,112
Total Net Assets—100%			$8,674,129,455

(a)  Non-income producing security

(b)  A portion of security out on loan.

(c)  Sponsored American Depositary Receipt

(d)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

See accompanying Notes to Financial Statements.

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro and Michael L. Manelli, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM 3/31/02 TO PRESENT (3/31/12) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX17

		Average Annual Total Returns (as of 3/31/12)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	19.77%	-1.97%	-0.85%	10.87%	10.51%
MSCI World ex U.S. Small Cap Index	13.63%	-7.38%	-2.11%	10.15%	N/A
MSCI World ex U.S. Index[14]	10.37%	-6.67%	-2.95%	6.12%	4.97%
Lipper International Small Cap Index[18]	14.71%	-5.04%	-1.24%	10.93%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.38%.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund returned 20% for the quarter ended March 31, 2012, comparing favorably to the MSCI World ex U.S. Small Cap Index, which returned 14%. For the Fund's fiscal six months, the return was 24%. This compares to 14% for the MSCI World ex U.S. Small Cap Index. For the past 10 years, the Fund has earned an annualized rate of return of 11%, compared to the MSCI World ex U.S. Small Cap Index, which has returned 10% for the same period.

While international small-cap stocks had strong advances in the quarter, the number of attractive investment candidates did not decline. This quarter we added six new securities from across the globe to the Fund: Altran Technologies (France), Autoliv (a Swedish-American company), Takata (Japan), Treasury Wine Estates (Australia), Brunel International (Netherlands) and SThree (U.K.).

Of the new securities we purchased this quarter, Autoliv and Takata both manufacture car safety equipment. We believe that safety equipment providers make up one of the most attractive subsegments in the auto-supply arena because their growth comes from increased vehicle production, mandatory regulation, customer preference and content penetration in the emerging world. We were glad to have the opportunity to add two to the Fund this quarter.

Autoliv is the world's top manufacturer of car safety equipment and is benefiting from positive trends in the global auto industry. Autoliv has strong ties to both European and North American original equipment manufacturers, as well as to Japan's three largest automakers, and it is increasing its presence in emerging markets. Passive auto safety is an industry dominated by three major participants that together capture 76% of the total global market. Autoliv has 36% market share, followed by TRW Automotive (U.S.) and Takata, each with 20% share. Originally a textile maker, Takata is now one of the most diversified Japanese auto suppliers in terms of customer mix and geography. While the company sells to nearly all of the leading auto companies, over 50% of its sales are to non-Japanese original equipment manufacturers and 80% of its sales come from outside Japan. Emerging markets account for approximately 25% of sales. However, recent economic conditions, in addition to natural disasters that especially hurt the auto industry,

OAKMARK INTERNATIONAL SMALL CAP FUND

lowered Takata's stock price. We expect that the rebound in vehicle manufacturing will boost Takata's production and revenue growth, and we took advantage of the company's stock price dip to purchase shares of this high-quality company.

Altran is the largest engineering outsourcing firm in Europe. Its main client industries are aerospace, defense and telecommunications. A new management team recently took over at the company, which we believe will help Altran generate margins and returns more in line with its peers. Treasury Wine Estates was spun off from Fosters Group in 2011. The company operates vineyards and markets, and it distributes wine globally. Brunel International and SThree are both in the recruitment industry. Brunel supplies professional temporary staff for mostly engineering and IT sectors, and its primary markets are the Netherlands and Germany. Although SThree began as a dedicated IT recruiter, it now also specializes in the pharma, biotech, banking and finance sectors. SThree is active in both the permanent placement and temporary markets. We sold our positions in Exact Holding, Ansell and Wavin during the quarter.

The top-performing stock in the Fund this quarter was Australian food manufacturer Goodman Fielder. When Goodman's stock price declined in late 2011, it was the Fund's largest detractor for the year. However, it gained value through most of January, and in February, the stock price jumped due to the news that Wilmar International, the world's largest palm oil trader, bought a 10% stake in the company. We are watching the situation closely, as Wilmar is also evaluating whether to purchase more shares in Goodman Fielder, possibly acquiring all of Australia's biggest baking company.

Geographically, we ended the quarter with our European holdings decreasing slightly to 54%, and Pacific Rim holdings comprised 43% of the portfolio.

Because we believe the U.S. dollar remains weak relative to a number of other currencies, we continue to hedge some of the Fund's currency exposure. At the recent quarter-end, approximately 65% of the Fund's Australian dollar, 55% of the Norwegian krone, 40% of the Swiss franc, 35% of the Japanese yen and 20% of Swedish krona exposures were hedged.

We thank you for your continued confidence and support.

David G. Herro, CFA Portfolio Manager oakex@oakmark.com	Michael L. Manelli, CFA Portfolio Manager oakex@oakmark.com

March 31, 2012

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Global Diversification—March 31, 2012 (Unaudited)

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2012 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—95.7%
Advertising—1.3%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	719,200	$20,671,461
Air Freight & Logistics—1.2%
Freightways, Ltd. (New Zealand)	Express Package Services	5,990,400	19,374,518
Airport Services—2.7%
BBA Aviation PLC (United Kingdom)	Flight Support & Aftermarket Services & Systems Provider	12,669,000	43,365,126
Asset Management & Custody Banks—8.7%
Julius Baer Group, Ltd. (Switzerland)	Asset Management	1,469,000	59,300,277
MLP AG (Germany)	Asset Management	4,620,830	41,044,244
Azimut Holding SPA (Italy)	Investment Management Services	3,615,814	39,278,528
			139,623,049
Auto Parts & Equipment—5.5%
Toyota Industries Corp. (Japan)	Assembles Motor Vehicles & Manufactures Automotive Parts	1,255,600	37,863,690
Nifco, Inc. (Japan)	Manufactures Synthetic Resinous Fasteners & Plastic Components For Automobiles & Home Electronic Appliances	938,600	25,650,758
Takata Corp. (Japan)	Manufactures & Distributes Automobile Parts & Safety Equipment	705,100	18,783,925
Autoliv, Inc. (United States)	Develops & Manufactures Automotive Safety Systems	90,500	6,068,025
			88,366,398
Broadcasting—1.9%
Media Prima Berhad (Malaysia)	Film Producer & Sports Promoter	35,158,400	30,757,144
Building Products—1.6%
Kaba Holding AG (Switzerland)	Provides Mechanical & Electronic Security Systems	68,200	26,367,342

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.7% (cont.)
Computer Hardware—0.9%
Wincor Nixdorf AG (Germany)	Banking Machines & Cash Registers Manufacturer	307,500	$15,129,055
Construction & Farm Machinery & Heavy Trucks—1.3%
Bucher Industries AG (Switzerland)	Manufactures Food Processing Machinery, Vehicles, & Hydraulic Components	95,200	20,174,765
Construction Materials—1.9%
Titan Cement Co. SA (Greece)	Cement & Building Materials Producer & Distributor	1,602,500	29,600,964
Data Processing & Outsourced Services—0.9%
TKC Corp. (Japan)	Accounting, Tax & Law Database Consulting Services	657,300	14,341,957
Department Stores—2.6%
Myer Holdings, Ltd. (Australia)	Department Store Operator	17,418,400	42,220,257
Distillers & Vintners—0.9%
Treasury Wine Estates, Ltd. (Australia)	International Marketing & Distribution of Wine	3,460,100	14,694,989
Diversified Support Services—2.7%
gategroup Holding AG (Switzerland) (a)	Airlines Service Provider	1,192,282	43,718,328
Drug Retail—2.9%
Sugi Holdings Co., Ltd. (Japan)	Drug Store Operator	1,533,600	46,895,513
Electrical Components & Equipment—2.3%
Prysmian SpA (Italy)	Develops, Designs, Produces, Supplies & Installs Cable	2,109,200	37,075,858
Electronic Components—3.2%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	491,200	51,570,956
Electronic Equipment & Instruments—2.4%
Orbotech, Ltd. (Israel) (a) (b)	Optical Inspection Systems	3,337,600	38,682,784

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.7% (cont.)
Fertilizers & Agricultural Chemicals—2.8%
Incitec Pivot, Ltd. (Australia)	Fertilizer Manufacturer & Supplier	13,730,500	$44,801,614
Food Retail—0.3%
Lawson, Inc. (Japan)	Convenience Store Operator	81,900	5,155,237
Health Care Services—1.6%
Primary Health Care, Ltd. (Australia)	Health Care Service Provider	8,614,500	25,520,717
Home Entertainment Software—2.8%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	2,136,100	44,853,713
Home Furnishing Retail—0.3%
Fourlis Holdings SA (Greece) (a)	Home Furnishing Retail and Wholesales Electric & Electronic Appliances	2,314,296	4,228,609
Home Improvement Retail—2.0%
Carpetright PLC (United Kingdom) (a)	Carpet Retailer	2,917,700	31,991,352
Human Resource & Employment Services—3.4%
Pasona Group, Inc. (Japan) (b)	Placement Service Provider	32,040	28,141,935
Michael Page International PLC (United Kingdom)	Recruitment Consultancy Services	2,770,508	21,270,865
SThree PLC (United Kingdom)	Communication & Technology Staffing Services	599,488	3,217,048
Brunel International NV (Netherlands)	Recruitment, Temporary Employment, Secondment & Contracting Services	27,167	1,197,126
			53,826,974
Industrial Conglomerates—2.6%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	689,500	40,825,017

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.7% (cont.)
Industrial Machinery—5.2%
Interpump Group SpA (Italy) (b)	Pump & Piston Manufacturer	4,613,000	$39,344,320
Duerr AG (Germany)	Automotive Industry Machinery Manufacturer	366,400	23,324,102
Burckhardt Compression Holding AG (Switzerland)	Manufactures Reciprocating Compressors	73,837	20,244,442
Interpump Group SpA, Warrants (Italy) (a) (b)	Pump & Piston Manufacturer	848,916	901,117
			83,813,981
Investment Banking & Brokerage—0.9%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	2,057,800	14,469,489
IT Consulting & Other Services—5.3%
Atea ASA (Norway)	Management & IT Consulting Services	4,163,500	50,263,949
Alten, Ltd. (France)	Consulting & Engineering Services	778,700	24,800,620
Altran Technologies SA (France) (a)	Engineering & Technology Consulting Company	1,697,400	10,617,324
			85,681,893
Life Sciences Tools & Services—0.3%
Tecan Group AG (Switzerland) (a)	Manufactures & Distributes Laboratory Automation Components & Systems	66,900	4,928,382
Motorcycle Manufacturers—1.8%
Yamaha Motor Co., Ltd. (Japan)	Motorcycle Manufacturer	2,121,200	28,421,056
Office Electronics—2.2%
Konica Minolta Holdings, Inc. (Japan)	Manufactures Photo Films for Medical, Printing, Office & General Use	3,667,700	32,037,539
Neopost SA (France)	Mailroom Equipment Supplier	46,500	2,990,461
			35,028,000
Oil & Gas Equipment & Services—0.2%
Fugro NV (Netherlands)	Collector, Processor & Interpreter of Geological Data	35,500	2,529,241

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.7% (cont.)
Packaged Foods & Meats—3.3%
Goodman Fielder, Ltd. (Australia)	Produces Food Products	57,804,082	$41,314,676
Alaska Milk Corp. (Philippines)	Milk Producer	20,090,000	10,949,249
Binggrae Co., Ltd. (South Korea)	Dairy Products Manufacturer	25,490	1,273,319
			53,537,244
Photographic Products—1.4%
Vitec Group PLC (United Kingdom) (b)	Photo Equipment & Supplies	2,145,559	23,113,332
Real Estate Services—2.9%
LSL Property Services PLC (United Kingdom) (b)	Residential Property Service Provider	10,375,000	45,635,762
Research & Consulting Services—0.2%
Cision AB (Sweden) (a)	Business & Communication Intelligence	627,820	3,416,294
Soft Drinks—1.5%
Britvic PLC (United Kingdom)	Soft Drink Manufacturer & Marketer	3,975,000	24,459,289
Specialty Chemicals—5.5%
Kansai Paint Co., Ltd. (Japan)	Manufactures & Sells a Wide Range of Paints & Related Products	3,760,100	37,932,626
Taiyo Ink Manufacturing Co., Ltd. (Japan)	Manufactures & Sells Resist Inks	970,700	26,035,448
Sika AG (Switzerland)	Manufactures Construction Materials	11,450	24,784,868
			88,752,942
Specialty Stores—0.3%
JJB Sports PLC (United Kingdom) (a) (b)	Sportswear & Sports Equipment Retailer	29,284,528	4,684,063
JJB Sports PLC, Warrants (United Kingdom) (a) (b)	Sportswear & Sports Equipment Retailer	2,474,255	0
			4,684,063

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2012 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—95.7% (cont.)
Technology Distributors—1.6%
Premier Farnell PLC (United Kingdom)	Distributes Electronic Components & Equipment	7,602,900	$26,097,175
Trading Companies & Distributors—2.4%
Travis Perkins PLC (United Kingdom)	Markets & Distributes Products to the UK Construction & Building Trade Industry	1,954,000	33,723,334
Bunzl PLC (United Kingdom)	Outsourcing Solutions & Service Oriented Distribution	256,700	4,122,343
			37,845,677
Total Common Stocks (Cost: $1,451,905,919)			$1,536,247,517
Short Term Investment—2.9%
Repurchase Agreement—2.9%

Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 3/30/2012 due 4/02/2012, repurchase price $46,439,519 collateralized by a United States Treasury Note, with a rate of 1.250%, with a maturity of 3/15/2014, and with a fair value plus accrued interest of $47,369,853 (Cost: $46,439,480)	$46,439,480	$46,439,480
Total Short Term Investment (Cost: $46,439,480)		$46,439,480
Total Investments (Cost: $1,498,345,399)—98.6%		1,582,686,997
Foreign Currencies (Cost: $562,485)—0.1%		563,658
Other Assets In Excess of Liabilities—1.3%		21,660,349
Total Net Assets—100%		$1,604,911,004

(a)  Non-income producing security

(b)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

See accompanying Notes to Financial Statements.

OAKMARK INTERNATIONAL SMALL CAP FUND

(This page has been intentionally left blank.)

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Assets and Liabilities—March 31, 2012 (Unaudited)

		Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund
Assets
Investments in unaffiliated securities, at value	(a)	$5,971,461,023	$3,135,233,655	$18,743,477,206
Investments in affiliated securities, at value	(b)	0	0	1,560,810,858
Foreign currency, at value	(c)	0	0	0
Receivable for:
Securities sold		6,157,691	0	0
Fund shares sold		21,720,946	12,471,126	26,756,798
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)		8,603,418	2,120,084	41,255,692
Dividends and interest from affiliated securities (Net of foreign tax withheld)		0	0	2,414,106
Forward foreign currency contracts		0	0	0
Tax reclaim from unaffiliated securities		0	0	0
Total receivables		36,482,055	14,591,210	70,426,596
Other assets		48,722	37,182	115,413
Total assets		$6,007,991,800	$3,149,862,047	$20,374,830,073
Liabilities and Net Assets
Payable for:
Securities purchased		$24,064,863	$31,072,600	$86,200,174
Fund shares redeemed		7,699,701	2,337,614	77,716,730
Investment advisory fee		272,196	139,366	718,828
Other shareholder servicing fees		489,946	271,334	2,983,709
Transfer and dividend disbursing agent fees		199,364	124,571	270,371
Trustee fees		3,253	4,358	15,406
Deferred trustee compensation		982,229	864,853	845,812
Other		399,352	304,316	2,043,424
Total liabilities		34,110,904	35,119,012	170,794,454
Net assets applicable to Fund shares outstanding		$5,973,880,896	$3,114,743,035	$20,204,035,619
Analysis of Net Assets
Paid in capital		$4,132,037,155	$1,983,602,003	$15,948,260,651
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions		21,729,049	38,601,648	341,557,689
Net unrealized appreciation on investments, forward contracts, and foreign currency translation		1,810,585,711	1,093,182,727	3,890,706,665
Accumulated undistributed net investment income		9,528,981	(643,343)	23,510,614
Net assets applicable to Fund shares outstanding		$5,973,880,896	$3,114,743,035	$20,204,035,619
Price of Shares
Net asset value, offering and redemption price per share: Class I		$47.71	$32.34	$29.19
Class I—Net assets		$5,946,861,306	$3,103,209,723	$18,839,058,597
Class I—Shares outstanding (Unlimited shares authorized)		124,651,254	95,942,487	645,493,931
Net asset value, offering and redemption price per share: Class II		$47.70	$32.27	$29.03
Class II—Net assets		$27,019,590	$11,533,312	$1,364,977,022
Class II—Shares outstanding (Unlimited shares authorized)		566,489	357,346	47,019,202
(a) Identified cost of investments in unaffiliated securities		$4,160,875,312	$2,042,046,824	$15,247,634,211
(b) Identified cost of investments in affiliated securities		0	0	1,165,919,301
(c) Identified cost of foreign currency		0	0	0

THE OAKMARK FUNDS

	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value	$2,292,634,166	$539,284,474	$8,537,211,534	$1,465,542,453
Investments in affiliated securities, at value	0	0	49,908,685	117,144,544
Foreign currency, at value	830,022	0	13,510,124	563,658
Receivable for:
Securities sold	2,340,267	0	7,951,395	2,460,915
Fund shares sold	1,768,307	1,530,825	24,464,602	4,111,301
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	4,644,830	930,513	18,499,615	5,947,406
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0	0	865,942	970,249
Forward foreign currency contracts	23,157,011	3,315,085	59,295,102	13,510,794
Tax reclaim from unaffiliated securities	814,016	175,968	7,947,566	896,628
Total receivables	32,724,431	5,952,391	119,024,222	27,897,293
Other assets	35,058	27,731	61,280	32,332
Total assets	$2,326,223,677	$545,264,596	$8,719,715,845	$1,611,180,280
Liabilities and Net Assets
Payable for:
Securities purchased	$10,387,833	$1,817,254	$31,253,269	$3,765,719
Fund shares redeemed	3,632,171	340,077	10,759,415	1,323,064
Investment advisory fee	122,037	27,774	403,086	96,078
Other shareholder servicing fees	323,804	51,950	1,125,213	330,820
Transfer and dividend disbursing agent fees	60,832	20,852	185,818	59,044
Trustee fees	6,823	4,295	8,551	5,638
Deferred trustee compensation	409,881	12,905	682,215	392,206
Other	387,426	111,370	1,168,823	296,707
Total liabilities	15,330,807	2,386,477	45,586,390	6,269,276
Net assets applicable to Fund shares outstanding	$2,310,892,870	$542,878,119	$8,674,129,455	$1,604,911,004
Analysis of Net Assets
Paid in capital	$2,161,521,056	$504,305,256	$8,604,768,344	$1,579,813,887
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	(179,877,744)	(25,901,064)	(670,239,139)	(64,441,884)
Net unrealized appreciation on investments, forward contracts, and foreign currency translation	346,876,710	66,713,541	724,632,271	97,879,423
Accumulated undistributed net investment income	(17,627,152)	(2,239,614)	14,967,979	(8,340,422)
Net assets applicable to Fund shares outstanding	$2,310,892,870	$542,878,119	$8,674,129,455	$1,604,911,004
Price of Shares
Net asset value, offering and redemption price per share: Class I	$22.99	$12.36	$19.33	$14.36
Class I—Net assets	$2,271,852,142	$542,878,119	$8,428,322,978	$1,602,497,047
Class I—Shares outstanding (Unlimited shares authorized)	98,806,030	43,936,780	436,127,823	111,613,513
Net asset value, offering and redemption price per share: Class II	$22.47	$0	$19.43	$14.29
Class II—Net assets	$39,040,728	$0	$245,806,477	$2,413,957
Class II—Shares outstanding (Unlimited shares authorized)	1,737,236	0	12,649,701	168,939
(a) Identified cost of investments in unaffiliated securities	$1,969,043,216	$475,913,555	$7,850,895,593	$1,322,598,955
(b) Identified cost of investments in affiliated securities	0	0	71,383,556	175,746,444
(c) Identified cost of foreign currency	834,813	0	13,509,855	562,485

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Operations—March 31, 2012 (Unaudited)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$51,424,222	$16,522,490	$88,277,627	$15,290,071
Dividends from affiliated securities	0	0	8,574,803	0
Interest income	44,059	19,703	37,216,596	4,173
Security lending income	0	72,169	625,660	1,460
Foreign taxes withheld	(357,832)	(201,419)	(1,746,301)	(524,796)
Total investment income	51,110,449	16,412,943	132,948,385	14,770,908
Expenses:
Investment advisory fee	23,014,431	11,931,219	63,453,580	10,453,869
Transfer and dividend disbursing agent fees	566,330	315,128	687,875	259,117
Other shareholder servicing fees	2,733,474	859,614	8,635,973	893,921
Service fee—Class II	33,486	10,530	1,683,170	49,186
Reports to shareholders	270,405	126,157	551,259	118,773
Custody and accounting fees	181,277	98,797	814,194	234,449
Registration and blue sky expenses	99,907	28,032	106,419	80,001
Trustees fees	257,724	216,492	368,180	139,072
Legal fees	28,370	23,035	72,517	22,878
Audit fees	19,416	11,593	47,616	12,411
Other	161,152	133,746	312,450	120,255
Total expenses	27,365,972	13,754,343	76,733,233	12,383,932
Net Investment Income (Loss)	23,744,477	2,658,600	56,215,152	2,386,976
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	65,200,149	52,885,362	629,924,218	25,421,040
Affiliated investments	0	0	(44,249,370)	0
Securities sold short	1,275,647	0	0	0
Forward foreign currency contracts	0	0	0	20,362,141
Foreign currency transactions	(4,879)	176	(990,715)	(137,622)
Net realized gain (loss)	66,470,917	52,885,538	584,684,133	45,645,559
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	1,154,005,912	561,998,914	1,968,031,563	367,834,728
Affiliated investments	0	0	451,386,040	0
Securities sold short	(1,423,654)	0	0	0
Forward foreign currency contracts	0	0	0	(769,089)
Foreign currency translation	21,706	25,682	562,287	(86,170)
Net change in unrealized appreciation (depreciation)	1,152,603,964	562,024,596	2,419,979,890	366,979,469
Net realized and unrealized gain	1,219,074,881	614,910,134	3,004,664,023	412,625,028
Net increase in net assets resulting from operations	$1,242,819,358	$617,568,734	$3,060,879,175	$415,012,004

THE OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$2,767,254	$56,682,204	$12,870,397
Dividends from affiliated securities	0	864,102	970,249
Interest income	3,083	32,095	8,017
Security lending income	562	131,851	54,961
Foreign taxes withheld	(91,395)	(2,499,058)	(866,247)
Total investment income	2,679,504	55,211,194	13,037,377
Expenses:
Investment advisory fee	2,347,778	33,966,328	8,092,175
Transfer and dividend disbursing agent fees	83,863	600,113	165,520
Other shareholder servicing fees	196,275	3,681,852	999,661
Service fee—Class II	0	242,957	2,438
Reports to shareholders	31,654	349,319	111,169
Custody and accounting fees	52,745	1,229,867	289,799
Registration and blue sky expenses	38,257	102,556	38,627
Trustees fees	57,338	234,452	129,336
Legal fees	17,325	38,858	21,506
Audit fees	9,113	26,519	11,007
Other	91,132	192,160	99,227
Total expenses	2,925,480	40,664,981	9,960,465
Net Investment Income (Loss)	(245,976)	14,546,213	3,076,912
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(2,774,619)	(207,078,110)	(56,264,182)
Affiliated investments	0	0	1,170,479
Securities sold short	0	0	0
Forward foreign currency contracts	3,991,089	145,348,191	18,129,712
Foreign currency transactions	(15,748)	(929,165)	178,379
Net realized gain (loss)	1,200,722	(62,659,084)	(36,785,612)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	100,603,325	1,578,557,464	363,223,416
Affiliated investments	0	2,593,132	(3,193,613)
Securities sold short	0	0	0
Forward foreign currency contracts	(417,799)	(84,149,660)	(12,324,217)
Foreign currency translation	13,598	532,564	(24,512)
Net change in unrealized appreciation (depreciation)	100,199,124	1,497,533,500	347,681,074
Net realized and unrealized gain	101,399,846	1,434,874,416	310,895,462
Net increase in net assets resulting from operations	$101,153,870	$1,449,420,629	$313,972,374

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
From Operations:
Net investment income	$23,744,477	$33,665,427
Net realized gain (loss)	66,470,917	(36,454,236)
Net change in unrealized appreciation (depreciation)	1,152,603,964	(186,383,531)
Net increase (decrease) in net assets from operations	1,242,819,358	(189,172,340)
Distributions to shareholders from:
Net investment income—Class I	(41,985,842)	(22,582,755)
Net investment income—Class II	(144,579)	(34,133)
Total distributions to shareholders	(42,130,421)	(22,616,888)
From Fund share transactions:
Proceeds from shares sold—Class I	740,476,569	1,965,177,995
Proceeds from shares sold—Class II	4,088,987	24,073,316
Reinvestment of distributions—Class I	39,448,651	21,103,478
Reinvestment of distributions—Class II	104,166	26,751
Payment for shares redeemed—Class I	(539,612,217)	(684,172,073)
Payment for shares redeemed—Class II	(8,538,072)	(5,799,257)
Redemption fees—Class I	532	256,830
Redemption fees—Class II	3	1,135
Net increase in net assets from Fund share transactions	235,968,619	1,320,668,175
Total increase in net assets	1,436,657,556	1,108,878,947
Net assets:
Beginning of period	4,537,223,340	3,428,344,393
End of period	$5,973,880,896	$4,537,223,340
Accumulated undistributed net investment income	$9,528,981	$27,919,804
Fund Share Transactions—Class I:
Shares sold	16,910,768	46,047,779
Shares issued in reinvestment of dividends	976,210	514,343
Less shares redeemed	(12,405,856)	(16,531,264)
Net increase in shares outstanding	5,481,122	30,030,858
Fund Share Transactions—Class II:
Shares sold	96,669	555,451
Shares issued in reinvestment of dividends	2,576	651
Less shares redeemed	(185,847)	(138,452)
Net increase (decrease) in shares outstanding	(86,602)	417,650

THE OAKMARK FUNDS

	Oakmark Select Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
From Operations:
Net investment income	$2,658,600	$3,883,431
Net realized gain (loss)	52,885,538	(3,827,934)
Net change in unrealized appreciation (depreciation)	562,024,596	2,168,152
Net increase in net assets from operations	617,568,734	2,223,649
Distributions to shareholders from:
Net investment income—Class I	(5,125,035)	(5,174,394)
Total distributions to shareholders	(5,125,035)	(5,174,394)
From Fund share transactions:
Proceeds from shares sold—Class I	420,007,242	283,427,182
Proceeds from shares sold—Class II	3,390,159	3,799,084
Reinvestment of distributions—Class I	4,977,786	5,034,971
Payment for shares redeemed—Class I	(198,643,911)	(426,787,670)
Payment for shares redeemed—Class II	(2,160,364)	(4,089,100)
Redemption fees—Class I	34	114,686
Redemption fees—Class II	0	577
Net increase (decrease) in net assets from Fund share transactions	227,570,946	(138,500,270)
Total increase (decrease) in net assets	840,014,645	(141,451,015)
Net assets:
Beginning of period	2,274,728,390	2,416,179,405
End of period	$3,114,743,035	$2,274,728,390
Accumulated undistributed net investment income (loss)	$(643,343)	$1,822,916
Fund Share Transactions—Class I:
Shares sold	13,712,834	10,007,357
Shares issued in reinvestment of dividends	183,954	184,906
Less shares redeemed	(6,849,819)	(15,219,170)
Net increase (decrease) in shares outstanding	7,046,969	(5,026,907)
Fund Share Transactions—Class II:
Shares sold	114,047	133,219
Less shares redeemed	(70,511)	(144,923)
Net increase (decrease) in shares outstanding	43,536	(11,704)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark Equity and Income Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
From Operations:
Net investment income	$56,215,152	$177,519,055
Net realized gain (loss)	584,684,133	469,074,786
Net change in unrealized appreciation (depreciation)	2,419,979,890	(761,486,341)
Net increase (decrease) in net assets from operations	3,060,879,175	(114,892,500)
Distributions to shareholders from:
Net investment income—Class I	(237,259,979)	(145,543,160)
Net investment income—Class II	(13,395,743)	(6,971,784)
Net realized gain—Class I	(297,451,431)	0
Net realized gain—Class II	(22,216,064)	0
Total distributions to shareholders	(570,323,217)	(152,514,944)
From Fund share transactions:
Proceeds from shares sold—Class I	1,264,735,872	2,961,969,525
Proceeds from shares sold—Class II	153,208,152	393,186,367
Reinvestment of distributions—Class I	505,763,411	137,137,940
Reinvestment of distributions—Class II	31,535,508	6,154,812
Payment for shares redeemed—Class I	(1,690,611,937)	(3,401,767,587)
Payment for shares redeemed—Class II	(204,375,929)	(439,919,905)
Net increase (decrease) in net assets from Fund share transactions	60,255,077	(343,238,848)
Total increase (decrease) in net assets	2,550,811,035	(610,646,292)
Net assets:
Beginning of period	17,653,224,584	18,263,870,876
End of period	$20,204,035,619	$17,653,224,584
Accumulated undistributed net investment income	$23,510,614	$235,948,814
Fund Share Transactions—Class I:
Shares sold	45,581,389	105,750,543
Shares issued in reinvestment of dividends	19,186,776	4,990,464
Less shares redeemed	(60,891,817)	(122,028,389)
Net increase (decrease) in shares outstanding	3,876,348	(11,287,382)
Fund Share Transactions—Class II:
Shares sold	5,562,259	14,107,601
Shares issued in reinvestment of dividends	1,201,353	224,956
Less shares redeemed	(7,379,995)	(15,830,701)
Net decrease in shares outstanding	(616,383)	(1,498,144)

THE OAKMARK FUNDS

	Oakmark Global Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
From Operations:
Net investment income	$2,386,976	$16,527,540
Net realized gain (loss)	45,645,559	83,424,723
Net change in unrealized appreciation (depreciation)	366,979,469	(264,054,795)
Net increase (decrease) in net assets from operations	415,012,004	(164,102,532)
Distributions to shareholders from:
Net investment income—Class I	0	(9,073,144)
Net investment income—Class II	0	(7,416)
Total distributions to shareholders	0	(9,080,560)
From Fund share transactions:
Proceeds from shares sold—Class I	296,345,350	630,871,078
Proceeds from shares sold—Class II	2,534,928	4,308,222
Reinvestment of distributions—Class I	0	8,471,575
Reinvestment of distributions—Class II	0	7,229
Payment for shares redeemed—Class I	(249,198,374)	(683,654,547)
Payment for shares redeemed—Class II	(7,516,477)	(15,995,017)
Redemption fees—Class I	237,564	316,693
Redemption fees—Class II	4,516	6,806
Net increase (decrease) in net assets from Fund share transactions	42,407,507	(55,667,961)
Total increase (decrease) in net assets	457,419,511	(228,851,053)
Net assets:
Beginning of period	1,853,473,359	2,082,324,412
End of period	$2,310,892,870	$1,853,473,359
Accumulated undistributed net investment loss	$(17,627,152)	$(40,238,647)
Fund Share Transactions—Class I:
Shares sold	14,178,744	28,497,901
Shares issued in reinvestment of dividends	0	380,745
Less shares redeemed	(11,948,867)	(31,968,146)
Net increase (decrease) in shares outstanding	2,229,877	(3,089,500)
Fund Share Transactions—Class II:
Shares sold	121,955	196,953
Shares issued in reinvestment of dividends	0	331
Less shares redeemed	(372,119)	(737,672)
Net decrease in shares outstanding	(250,164)	(540,388)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark Global Select Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
From Operations:
Net investment income (loss)	$(245,976)	$1,408,335
Net realized gain (loss)	1,200,722	10,732,985
Net change in unrealized appreciation (depreciation)	100,199,124	(40,606,088)
Net increase (decrease) in net assets from operations	101,153,870	(28,464,768)
Distributions to shareholders from:
Net investment income—Class I	0	(809,546)
Total distributions to shareholders	0	(809,546)
From Fund share transactions:
Proceeds from shares sold—Class I	105,311,980	262,413,759
Reinvestment of distributions—Class I	0	751,763
Payment for shares redeemed—Class I	(85,784,126)	(141,935,317)
Redemption fees—Class I	149,706	144,387
Net increase in net assets from Fund share transactions	19,677,560	121,374,592
Total increase in net assets	120,831,430	92,100,278
Net assets:
Beginning of period	422,046,689	329,946,411
End of period	$542,878,119	$422,046,689
Accumulated undistributed net investment loss	$(2,239,614)	$(5,968,979)
Fund Share Transactions—Class I:
Shares sold	9,454,396	22,858,820
Shares issued in reinvestment of dividends	0	68,342
Less shares redeemed	(7,890,701)	(13,060,723)
Net increase in shares outstanding	1,563,695	9,866,439

THE OAKMARK FUNDS

	Oakmark International Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
From Operations:
Net investment income	$14,546,213	$123,436,124
Net realized gain (loss)	(62,659,084)	196,591,208
Net change in unrealized appreciation (depreciation)	1,497,533,500	(1,382,448,492)
Net increase (decrease) in net assets from operations	1,449,420,629	(1,062,421,160)
Distributions to shareholders from:
Net investment income—Class I	(52,873,986)	(53,192,511)
Net investment income—Class II	(722,701)	(937,788)
Total distributions to shareholders	(53,596,687)	(54,130,299)
From Fund share transactions:
Proceeds from shares sold—Class I	1,217,067,734	3,809,340,638
Proceeds from shares sold—Class II	56,316,687	164,468,817
Reinvestment of distributions—Class I	47,135,476	48,812,222
Reinvestment of distributions—Class II	431,711	580,260
Payment for shares redeemed—Class I	(1,111,674,013)	(1,561,835,180)
Payment for shares redeemed—Class II	(56,478,960)	(74,871,871)
Redemption fees—Class I	730,832	1,362,061
Redemption fees—Class II	21,656	37,675
Net increase in net assets from Fund share transactions	153,551,123	2,387,894,622
Total increase in net assets	1,549,375,065	1,271,343,163
Net assets:
Beginning of period	7,124,754,390	5,853,411,227
End of period	$8,674,129,455	$7,124,754,390
Accumulated undistributed net investment income (loss)	$14,967,979	$(90,383,158)
Fund Share Transactions—Class I:
Shares sold	68,663,074	197,056,363
Shares issued in reinvestment of dividends	2,933,134	2,534,383
Less shares redeemed	(64,470,472)	(84,545,042)
Net increase in shares outstanding	7,125,736	115,045,704
Fund Share Transactions—Class II:
Shares sold	3,198,455	8,494,854
Shares issued in reinvestment of dividends	26,698	29,941
Less shares redeemed	(3,182,125)	(3,917,635)
Net increase in shares outstanding	43,028	4,607,160

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark International Small Cap Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
From Operations:
Net investment income	$3,076,912	$16,948,239
Net realized gain (loss)	(36,785,612)	58,723,411
Net change in unrealized appreciation (depreciation)	347,681,074	(266,813,335)
Net increase (decrease) in net assets from operations	313,972,374	(191,141,685)
Distributions to shareholders from:
Net investment income—Class I	(1,698,070)	(8,015,010)
Net investment income—Class II	0	(4,287)
Net realized gain—Class I	(301,631)	0
Net realized gain—Class II	(429)	0
Total distributions to shareholders	(2,000,130)	(8,019,297)
From Fund share transactions:
Proceeds from shares sold—Class I	187,774,849	743,917,514
Proceeds from shares sold—Class II	504,890	1,782,873
Reinvestment of distributions—Class I	1,827,192	7,375,297
Reinvestment of distributions—Class II	148	1,630
Payment for shares redeemed—Class I	(227,160,280)	(441,457,246)
Payment for shares redeemed—Class II	(440,044)	(1,012,428)
Redemption fees—Class I	122,184	212,535
Redemption fees—Class II	174	269
Net increase (decrease) in net assets from Fund share transactions	(37,370,887)	310,820,444
Total increase in net assets	274,601,357	111,659,462
Net assets:
Beginning of period	1,330,309,647	1,218,650,185
End of period	$1,604,911,004	$1,330,309,647
Accumulated undistributed net investment loss	$(8,340,422)	$(28,027,026)
Fund Share Transactions—Class I:
Shares sold	14,716,192	53,700,148
Shares issued in reinvestment of dividends	154,063	528,317
Less shares redeemed	(18,220,732)	(32,752,861)
Net increase (decrease) in shares outstanding	(3,350,477)	21,475,604
Fund Share Transactions—Class II:
Shares sold	39,258	127,014
Shares issued in reinvestment of dividends	12	117
Less shares redeemed	(35,334)	(72,669)
Net increase in shares outstanding	3,936	54,462

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure—

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of up to 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Class I Shares do not have an associated service fee. Global Select had no outstanding Class II shares during the period ended March 31, 2012.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees and other shareholder servicing fees are specific to each class.

Redemption fees—

Each Fund, other than Oakmark, Select, and Equity and Income, imposes a short-term trading fee on redemptions of shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period. The Funds may approve the waiver of redemption fees on certain types of accounts held through intermediaries, pursuant to the Funds' policies and procedures.

Security valuation—

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Equity securities principally traded on securities exchanges outside the United States shall be valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or shall be based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation or at an evaluated price provided by an independent professional pricing service. The pricing service may use standard inputs such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. For certain security types additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued at amortized cost, which approximates fair value. Options are valued at the last reported sales price on the day of valuation or, lacking any reported sale price on the valuation date, at the mean of the most recent bid and asked quotations or, if the mean is not available, at the most recent bid quotation.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee authorized by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

may use a systematic fair valuation model provided by an independent professional pricing service to value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE. At March 31, 2012 Equity and Income held a security for which a market quotation was not readily available and which was valued by the pricing committee at a fair value determined in good faith in accordance with procedures established by the Board of Trustees.

Fair value measurement—

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

Level 3—significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The Funds recognize transfers between level 1 and level 2 at the end of the reporting cycle. At the period ended March 31, 2012, there were transfers between level 2 and level 1 securities in the amount of $866,560,855, $190,029,923, $6,239,960,369 and $1,100,383,003 for Global, Global Select, International and Int'l Small Cap, respectively. The transfers were due to the fact that securities no longer were valued using a systematic fair valuation model due to the performance of the U.S. markets since the close of the foreign markets.

The following is a summary of the inputs used as of March 31, 2012 in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed-income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented by contract in the notes following the below summary:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$5,653,877,797	$0	$0
Short Term Investments	0	317,583,226	0
Total	$5,653,877,797	$317,583,226	$0
Select
Common Stocks	$2,946,750,173	$0	$0
Short Term Investments	0	188,483,482	0
Total	$2,946,750,173	$188,483,482	$0
Equity and Income
Common Stocks - Packaged Food & Meats	$0	$695,413,944	$0
Common Stocks - All Other	13,445,712,949	0	0
Fixed Income	0	4,335,028,650	0
Short Term Investments	0	1,828,132,521	0
Total	$13,445,712,949	$6,858,575,115	$0

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Global
Common Stocks	$2,251,313,998	$0	$0
Short Term Investments	0	41,320,168	0
Forward Foreign Currency Contracts - Assets	0	28,823,382	0
Forward Foreign Currency Contracts - Liabilities	0	(5,666,371)	0
Total	$2,251,313,998	$64,477,179	$0
Global Select
Common Stocks	$517,113,555	$0	$0
Short Term Investments	0	22,170,919	0
Forward Foreign Currency Contracts - Assets	0	4,843,264	0
Forward Foreign Currency Contracts - Liabilities	0	(1,528,179)	0
Total	$517,113,555	$25,486,004	$0
International
Common Stocks	$8,330,920,398	$0	$0
Short Term Investments	0	256,199,821	0
Forward Foreign Currency Contracts - Assets	0	104,337,108	0
Forward Foreign Currency Contracts - Liabilities	0	(45,042,006)	0
Total	$8,330,920,398	$315,494,923	$0
Int'l Small Cap
Common Stocks	$1,535,346,400	$0	$0	+
Warrants	901,117	0	0
Short Term Investments	0	46,439,480	0
Forward Foreign Currency Contracts - Assets	0	27,258,066	0
Forward Foreign Currency Contracts - Liabilities	0	(13,747,272)	0
Total	$1,536,247,517	$59,950,274	$0

+  On September 30, 2011, Int'l Small Cap held a security classified as Level 3 within the Investment Banking and Brokerage category with a fair value of zero. During the period ended March 31, 2012, while still valued at zero, this security was disposed of, resulting in a realized loss of $24,294,661. The Funds had no other purchases or sales of Level 3 securities during the 6-month period ended March 31, 2012.

Foreign currency translations—

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, foreign withholding taxes and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts—

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At March 31, 2012 Global, Global Select, International, and Int'l Small Cap held forward foreign currency contracts, which are considered derivative instruments under FASB ASC 815-10, each whose counterparty is State Street Corporation, as follows:

Oakmark Global Fund

	Contract Amount	Settlement Date	Valuation at 3/31/12	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Australian Dollar	46,350,000	06/20/12	$47,581,559	$2,903,091
Japanese Yen	2,180,000,000	09/19/12	26,388,942	(1,827,470)
			$73,970,501	$1,075,621
Foreign Currency Sold:
Australian Dollar	76,900,000	06/20/12	$78,943,299	$(2,155,122)
Japanese Yen	25,210,000,000	09/19/12	305,167,536	25,920,291
Swedish Krona	58,500,000	09/19/12	8,785,620	(396,719)
Swiss Franc	94,900,000	12/19/12	105,560,169	(1,287,060)
			$498,456,624	$22,081,390

During the period ended March 31, 2012 the proceeds from forward foreign currency contracts opened for Global were $112,662,011 and the cost to close contracts was $298,274,545.

Oakmark Global Select Fund

	Contract Amount	Settlement Date	Valuation at 3/31/12	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Japanese Yen	1,390,000,000	09/19/12	$16,825,977	$(1,145,180)
			$16,825,977	$(1,145,180)
Foreign Currency Sold:
Japanese Yen	4,690,000,000	09/19/12	$56,772,540	$4,843,264
Swiss Franc	28,240,000	12/19/12	31,412,215	(382,999)
			$88,184,755	$4,460,265

During the period ended March 31, 2012 the proceeds from forward foreign currency contracts opened for Global Select were $31,029,216 and the cost to close contracts was $67,664,199.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

Oakmark International Fund

	Contract Amount	Settlement Date	Valuation at 3/31/12	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Australian Dollar	38,600,000	06/20/12	$39,625,635	$3,778,793
Japanese Yen	38,800,000,000	09/19/12	469,674,748	(27,714,530)
			$509,300,383	$(23,935,737)
Foreign Currency Sold:
Australian Dollar	256,700,000	06/20/12	$263,520,739	$(6,125,840)
Japanese Yen	96,700,000,000	09/19/12	1,170,555,364	99,426,770
Swedish Krona	265,000,000	09/19/12	39,798,108	(1,797,104)
Swiss Franc	610,000,000	12/19/12	678,521,638	(8,272,987)
			$2,152,395,849	$83,230,839

During the period ended March 31, 2012 the proceeds from forward foreign currency contracts opened for International were $739,870,354 and the cost to close contracts was $2,174,646,821.

Oakmark Int'l Small Cap Fund

	Contract Amount	Settlement Date	Valuation at 3/31/12	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Australian Dollar	70,200,000	06/20/12	$72,065,274	$4,753,954
Japanese Yen	8,730,000,000	09/19/12	105,676,818	(6,490,579)
			$177,742,092	$(1,736,625)
Foreign Currency Sold:
Australian Dollar	176,400,000	06/20/12	$181,087,099	$(4,452,775)
Japanese Yen	21,415,000,000	09/19/12	259,228,988	22,001,204
Norwegian Krona	157,500,000	09/19/12	27,475,489	(1,293,127)
Swedish Krona	4,630,000	09/19/12	695,340	(31,399)
Swiss Franc	72,000,000	12/19/12	80,087,800	(976,484)
			$548,574,716	$15,247,419

During the period ended March 31, 2012 the proceeds from forward foreign currency contracts opened for Int'l Small Cap were $120,011,265 and the cost to close contracts was $381,773,743.

Security transactions and investment income—

Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the yield to maturity method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

Short sales—

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. At March 31, 2012, none of the Funds had short sales.

When-issued or delayed-delivery securities—

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons.

Accounting for options—

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds did not write or purchase options during the period ended March 31, 2012.

Committed line of credit—

The Trust has an unsecured committed line of credit (the "Facility") with State Street Bank and Trust Company ("State Street") in the amount of $500 million. Borrowings under that arrangement bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.10% on the unused portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the six months ended March 31, 2012.

Expense offset arrangement—

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the period ended March 31, 2012, none of the Funds received an expense offset credit.

Repurchase agreements—

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. Harris Associates L.P. (the "Adviser") is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

Security lending—

Each Fund, except Oakmark, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasuries maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period.

At March 31, 2012, Global, Global Select and International had securities on loan with a value of $64,440,685, $25,728,168, and $223,046,985 respectively, and held as collateral for the loans U.S. Treasury securities with a value of $67,666,913, $27,016,072 and $234,211,271 respectively.

Restricted securities—

The following investments, the sales of which are restricted to qualified institutional buyers, have been valued according to the securities valuation procedures for debt obligations and money market instruments (as stated in the Security valuation section) since their acquisition dates. These securities are priced using market quotations or at amortized cost, and there are no unrestricted securities with the same maturity dates and yields for the issuer.

At March 31, 2012, Equity and Income held the following restricted securities:

Par	Security Name	Acquisition Date	Carrying Value	Cost	Value	Percentage of Net Assets
$13,600,000	BP Capital Markets PLC, 144A, 0.47%, due 6/5/2012	1/30/2012	$99.9792	$99.8390	$13,597,166	0.07%
11,450,000	Cabela's Master Credit Card Trust, 144A, 0.792%, due 10/15/2019, Series 2011-4A, Class A2	10/20/2011	100.0000	100.0000	11,450,000	0.06%
48,080,000	Kinectic Concepts, Inc., 144A 10.50% due 11/1/2018	10/25/2011	103.8750	98.1980	49,943,100	0.25%
9,600,000	Kinectic Concepts, Inc., 144A 12.50% due 11/1/2019	2/9/2012	94.0000	98.7500	9,024,000	0.04%
2,880,000	Kinectic Concepts, Inc., 144A 12.50% due 11/1/2019	2/14/2012	94.0000	95.0000	2,707,200	0.01%
25,000,000	McDonald's Corp., 144A, 0.12%, due 4/16/2012	2/15/2012	99.9939	99.9797	24,998,465	0.12%
13,865,000	Medtronic, Inc., 144A, 0.10%, due 4/26/2012	2/23/2012	99.9903	99.9825	13,863,648	0.07%
22,000,000	PepsiCo., Inc., 144A, 0.07%, due 4/18/2012	3/29/2012	99.9967	99.9961	21,999,273	0.11%
18,500,000	PepsiCo., Inc., 144A, 0.07%, due 5/1/2012	3/30/2012	99.9942	99.9938	18,498,921	0.09%
1,000,000	Post Holdings, Inc., 144A, 7.375%, due 2/15/2022	1/27/2012	104.7500	100.0000	1,047,500	0.01%

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

Par	Security Name	Acquisition Date	Carrying Value	Cost	Value	Percentage of Net Assets
$11,700,000	Sealed Air Corp., 144A, 5.625%, due 7/15/2013	4/6/2004	$103.1945	$103.31	$12,073,756	0.06%
3,740,000	Sealed Air Corp., 144A, 5.625%, due 7/15/2013	8/20/2003	103.1945	96.41	3,859,474	0.02%
3,000,000	Sealed Air Corp., 144A, 5.625%, due 7/15/2013	6/27/2003	103.1945	100.68	3,095,835	0.02%
300,000	Sealed Air Corp., 144A, 5.625%, due 7/15/2013	8/21/2003	103.1945	96.79	309,584	0.00%*
25,110,000	SSIF Nevada, LP, 144A, 1.267%, due 4/14/2014	1/12/2012	99.2374	98.8880	24,918,511	0.12%
9,620,000	SSIF Nevada, LP, 144A, 1.267%, due 4/14/2014	1/20/2012	99.2374	98.9060	9,546,638	0.05%
9,520,000	SSIF Nevada, LP, 144A, 1.267%, due 4/14/2014	1/9/2012	99.2374	98.8580	9,447,400	0.05%
5,750,000	SSIF Nevada, LP, 144A, 1.267%, due 4/14/2014	1/18/2012	99.2374	98.9020	5,706,151	0.03%
5,100,000	SSIF Nevada, LP, 144A, 1.267%, due 4/14/2014	1/5/2012	99.2374	98.7660	5,061,107	0.03%
35,000,000	Wal-Mart Stores, Inc., 144A, 0.12%, due 4/30/2012	3/19/2012	99.9867	99.9860	34,995,333	0.17%
25,000,000	Wal-Mart Stores, Inc., 144A, 0.70%, due 4/19/2012	3/29/2012	99.9971	99.9959	24,999,270	0.12%
25,000,000	Wal-Mart Stores, Inc., 144A, 0.08%, due 5/7/2012	3/30/2012	99.9936	99.9916	24,998,390	0.12%
40,000,000	Wellpoint, Inc., 144A, 0.15%, due 4/2/2012	3/30/2012	99.9996	99.9988	39,999,833	0.20%
20,000,000	Wellpoint, Inc., 144A, 0.19%, due 4/10/2012	3/6/2012	99.9953	99.9815	19,999,050	0.10%
20,000,000	Wellpoint, Inc., 144A, 0.32%, due 6/1/2012	3/2/2012	99.9559	99.9191	19,991,180	0.10%
15,000,000	Wellpoint, Inc., 144A, 0.41%, due 4/3/2012	12/19/2011	99.9974	99.8822	14,999,616	0.07%
10,000,000	Wellpoint, Inc., 144A, 0.15%, due 4/2/2012	3/19/2012	99.9992	99.9891	9,999,922	0.05%
10,000,000	Wellpoint, Inc., 144A, 0.24%, due 4/5/2012	2/6/2012	99.9973	99.9607	9,999,733	0.05%
10,000,000	Wellpoint, Inc., 144A, 0.37%, due 5/14/2012	2/6/2012	99.9688	99.9020	9,996,875	0.05%
10,000,000	Wellpoint, Inc., 144A, 0.26%, due 5/25/2012	3/29/2012	99.9610	99.9588	9,996,100	0.05%
					$461,123,031	2.29%

*  Amount rounds to less than 0.01%

Federal income taxes—

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. There is no material liability for unrecognized tax benefits in the accompanying financial statements. Generally, each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by taxing authorities.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

2. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees	Fund	Advisory Fees
Oakmark Select Equity and Income	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.70% on the next $2.5 billion; and
0.65% over $10 billion
1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion	Global Global Select International Int'l Small Cap	1.00% up to $2 billion;
0.95% on the next $2 billion;
0.90% on the next $4 billion; and
0.875% over $8 billion

1.00% up to $2 billion;
0.95% on the next $1 billion;
0.875% on the next $4 billion; and
0.85% over $7 billion

1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion; and
0.80% over $16.5 billion
1.25% up to $500 million;
1.10% on the next $1 billion;
1.05% on the next $2 billion;
1.025% on the next $1.5 billion; and
1.00% over $5 billion

The Adviser is contractually obligated through January 31, 2013 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Class I	Class II
Oakmark	1.50%	1.75%
Select	1.50	1.75
Equity and Income	1.00	1.25
Global	1.75	2.00
Global Select	1.75	2.00
International	2.00	2.25
Int'l Small Cap	2.00	2.25

The Adviser is entitled to recoup from any Fund Class, in any fiscal year through September 30, 2015, amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund Class for that fiscal year to exceed the applicable limit stated above. As of March 31, 2012 there were no amounts subject to recoupment.

The Adviser and the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser, which calls for each Fund to pay

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of value of the shares held) not exceeding the lesser of 75% of the fees charged by the intermediary or what the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the board. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3. FEDERAL INCOME TAXES

At March 31, 2012 the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows:

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$4,165,713,880	$1,824,178,251	$(18,431,108)	$1,805,747,143
Select	2,042,046,824	1,093,186,831	0	1,093,186,831
Equity and Income	16,413,553,523	3,967,009,198	(76,274,657)	3,890,734,541
Global	1,975,813,343	465,141,603	(148,320,780)	316,820,823
Global Select	479,311,013	87,425,854	(27,452,393)	59,973,461
International	7,992,685,948	1,064,418,123	(469,983,852)	594,434,271
Int'l Small Cap	1,525,198,304	195,183,344	(137,694,651)	57,488,693

For the six-month period ended March 31, 2012 the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$10,496,382	$26,567,617	$37,063,999
Select	206,607	38,601,648	38,808,255
Equity and Income	24,325,707	341,557,700	365,883,407
Global	11,513,671	0	11,513,671
Global Select	1,107,355	0	1,107,355
International	74,928,710	0	74,928,710
Int'l Small Cap	17,371,419	0	17,371,419

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

During the six-month period ended March 31, 2012 and the year ended September 30, 2011 the tax character of distributions paid was as follows:

	Period ended March 31, 2012		Year ended September 30, 2011
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$42,130,421	$0	$22,616,888	$0
Select	5,125,035	0	5,174,394	0
Equity and Income	250,655,722	319,667,495	152,514,944	0
Global	0	0	9,080,560	0
Global Select	0	0	809,546	0
International	53,596,687	0	54,130,299	0
Int'l Small Cap	1,698,070	302,060	8,019,297	0

On March 31, 2012 the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts, post October capital and currency loss deferrals and capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses. Permanent differences have been recorded in their respective component of the Analysis of Net Assets shown on the Statements of Assets and Liabilities.

4. INVESTMENT TRANSACTIONS

For the six-month period ended March 31, 2012 transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$643,930	$342,003	$2,187,004	$318,823	$50,053	$1,735,182	$255,304
Proceeds from sales	489,555	165,985	2,594,887	266,864	32,375	1,612,147	278,842

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the six-month period ended March 31, 2012 were $332,756 and $262,728, respectively, for Equity and Income.

5. INVESTMENT IN AFFILIATED ISSUERS

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company's voting securities during all or part of the six month period ended March 31, 2012. Purchase and sale transactions and dividend income earned during the period on these securities are set forth below:

Schedule of Transactions with Affiliated Issuers
Oakmark Equity and Income Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2011	Value March 31, 2012
Broadridge Financial Solutions, Inc.	6,900,000	$0	$0	$2,208,000	$138,966,000	$164,979,000
Flowserve Corp.	3,639,184	4,024,078	0	2,474,645	265,245,748	420,362,144
Hospira, Inc. (a)	8,640,500	27,118,794	9,400,139	0	296,000,000	323,068,295
L-3 Communications Holdings, Inc. (b)	0	0	371,945,101	2,892,820	334,638,000	0
PharMerica Corp. (a)	1,810,000	0	0	0	25,828,700	22,498,300
Varian Medical Systems, Inc. (a)	5,700,000	0	0	0	297,312,000	393,072,000
Walter Energy, Inc.	3,999,850	3,115,333	0	999,338	236,862,471	236,831,119
TOTALS		$34,258,205	$381,345,240	$8,574,803	$1,594,852,919	$1,560,810,858

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

Schedule of Transactions with Affiliated Issuers
Oakmark International Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2011	Value March 31, 2012
Meitec Corp.	2,475,100	$0	$0	$864,102	$47,315,554	$49,908,685
TOTALS		$0	$0	$864,102	$47,315,554	$49,908,685

Schedule of Transactions with Affiliated Issuers
Oakmark Int'l Small Cap Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2011	Value March 31, 2012
Interpump Group SpA (c)	4,613,000	$0	$4,290,188	$0	$29,367,429	$39,344,320
Interpump Group SpA, Warrants (a) (c)	848,916	0	0	0	631,221	901,117
JJB Sports PLC (a)	29,284,528	0	0	0	8,099,423	4,684,063
JJB Sports PLC, Warrants (a)	2,474,255	0	0	0	0	0
LSL Property Services PLC	10,375,000	0	0	970,249	36,097,015	45,635,762
Orbotech, Ltd. (a)	3,337,600	0	0	0	32,307,968	38,682,784
Pasona Group, Inc.	32,040	0	244,473	0	32,819,315	28,141,935
Vitec Group PLC (c)	2,145,559	52,418	2,612,581	0	20,058,863	23,113,332
TOTALS		$52,418	$7,147,242	$970,249	$159,381,234	$180,503,313

(a)  Non-income producing security.

(b)  Position in issuer liquidated during the period ended March 31, 2012.

(c)  Due to transactions during the period ended March 31, 2012, the company is no longer an affiliated issuer.

6. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosure in the Funds' financial statements through the date of the publication of this report.

THE OAKMARK FUNDS

OAKMARK FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Period	$37.87	$38.36	$34.55	$35.31	$47.28	$44.64
Income From Investment Operations:
Net Investment Income	0.19	0.34 (a)	0.24	0.29 (a)	0.52	0.47 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	10.00	(0.58)	3.80	0.39	(8.51)	4.60
Total From Investment Operations	10.19	(0.24)	4.04	0.68	(7.99)	5.07
Less Distributions:
From Net Investment Income	(0.35)	(0.25)	(0.23)	(0.45)	(0.56)	(0.43)
From Capital Gains	0.00	0.00	0.00	(0.99)	(3.42)	(2.00)
Total Distributions	(0.35)	(0.25)	(0.23)	(1.44)	(3.98)	(2.43)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$47.71	$37.87	$38.36	$34.55	$35.31	$47.28
Total Return	27.08%	-0.67%	11.74%	3.38%	-18.14%	11.51%
Ratios/ Supplemental Data:
Net Assets, End of Period ($million)	$5,946.9	$4,512.5	$3,419.3	$3,144.2	$3,610.1	$5,656.9
Ratio of Expenses to Average Net Assets	1.04%†	1.04%	1.11%	1.23%	1.10%	1.01%
Ratio of Net Investment Income to Average Net Assets	0.90%†	0.82%	0.65%	1.06%	1.17%	1.01%
Portfolio Turnover Rate	11%	18%	24%	62%	32%	12%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Period	$37.78		$38.32	$34.56	$35.12	$46.97	$44.35
Income From Investment Operations:
Net Investment Income	0.14	(a)	0.19 (a)	0.13	0.24 (a)	0.54	0.32 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	10.00		(0.59)	3.79	0.45	(8.64)	4.55
Total From Investment Operations	10.14		(0.40)	3.92	0.69	(8.10)	4.87
Less Distributions:
From Net Investment Income	(0.22)		(0.14)	(0.16)	(0.26)	(0.33)	(0.25)
From Capital Gains	0.00		0.00	0.00	(0.99)	(3.42)	(2.00)
Total Distributions	(0.22)		(0.14)	(0.16)	(1.25)	(3.75)	(2.25)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$47.70		$37.78	$38.32	$34.56	$35.12	$46.97
Total Return	26.95%		-1.07%	11.37%	3.22%	-18.44%	11.11%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$27.0		$24.7	$9.0	$8.2	$12.4	$29.1
Ratio of Expenses to Average Net Assets	1.29	%†	1.45%	1.42%	1.44%	1.47%	1.36%
Ratio of Net Investment Income to Average Net Assets	0.65	%†	0.44%	0.34%	0.88%	0.81%	0.67%
Portfolio Turnover Rate	11%		18%	24%	62%	32%	12%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK SELECT FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Period	$25.50	$25.64	$22.68	$20.34	$33.05	$34.48
Income From Investment Operations:
Net Investment Income	0.03	0.04 (a)	0.06 (a)	0.11 (a)	0.35	0.38 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	6.87	(0.12)	2.97	2.48	(9.63)	2.11
Total From Investment Operations	6.90	(0.08)	3.03	2.59	(9.28)	2.49
Less Distributions:
From Net Investment Income	(0.06)	(0.06)	(0.07)	(0.25)	(0.32)	(0.39)
From Capital Gains	0.00	0.00	0.00	0.00	(3.11)	(3.53)
Total Distributions	(0.06)	(0.06)	(0.07)	(0.25)	(3.43)	(3.92)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$32.34	$25.50	$25.64	$22.68	$20.34	$33.05
Total Return	27.09%	-0.34%	13.39%	13.30%	-30.43%	7.00%
Ratios/ Supplemental Data:
Net Assets, End of Period ($million)	$3,103.2	$2,266.7	$2,407.8	$2,265.3	$2,558.9	$5,397.4
Ratio of Expenses to Average Net Assets	1.05%†	1.07%	1.08%	1.19%	1.08%	0.97%
Ratio of Net Investment Income to Average Net Assets	0.20%†	0.15%	0.22%	0.66%	1.16%	1.11%
Portfolio Turnover Rate	7%	16%	25%	34%	26%	10%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011		Year Ended September 30, 2010		Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Period	$25.43		$25.59		$22.70		$20.29	$32.82	$34.23
Income From Investment Operations:
Net Investment Income (Loss)	(0.01	)(a)	(0.05	)(a)	(0.02	)(a)	0.12 (a)	0.34	0.27 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	6.85		(0.11)		2.97		2.49	(9.65)	2.09
Total From Investment Operations	6.84		(0.16)		2.95		2.61	(9.31)	2.36
Less Distributions:
From Net Investment Income	0.00		0.00		(0.06)		(0.20)	(0.11)	(0.24)
From Capital Gains	0.00		0.00		0.00		0.00	(3.11)	(3.53)
Total Distributions	0.00		0.00		(0.06)		(0.20)	(3.22)	(3.77)
Redemption Fees	0.00		0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$32.27		$25.43		$25.59		$22.70	$20.29	$32.82
Total Return	26.94%		-0.63%		12.99%		13.34%	-30.64%	6.65%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$11.5		$8.0		$8.3		$8.1	$15.1	$36.2
Ratio of Expenses to Average Net Assets	1.34	%†	1.38%		1.39%		1.28%	1.37%	1.35%
Ratio of Net Investment Income (loss) to Average Net Assets	(0.10	)%†	(0.16)%		(0.08)%		0.72%	0.88%	0.79%
Portfolio Turnover Rate	7%		16%		25%		34%	26%	10%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

OAKMARK EQUITY AND INCOME FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009		Year Ended September 30, 2008		Year Ended September 30, 2007
Net Asset Value, Beginning of Period	$25.62	$26.03	$24.72	$25.57		$28.67		$26.49
Income From Investment Operations:
Net Investment Income	0.09	0.26	0.27 (a)	0.35	(a)	0.53	(a)	0.58 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	4.33	(0.45)	1.33	(0.24)		(1.52)		3.41
Total From Investment Operations	4.42	(0.19)	1.60	0.11		(0.99)		3.99
Less Distributions:
From Net Investment Income	(0.38)	(0.22)	(0.29)	(0.39)		(0.60)		(0.50)
From Capital Gains	(0.47)	0.00	0.00	(0.57)		(1.51)		(1.31)
Total Distributions	(0.85)	(0.22)	(0.29)	(0.96)		(2.11)		(1.81)
Redemption Fees	0.00	0.00	0.00	0.00		0.00	(b)	0.00 (b)
Net Asset Value, End of Period	$29.19	$25.62	$26.03	$24.72		$25.57		$28.67
Total Return	17.59%	-0.77%	6.52%	1.02%		-3.85%		15.77%
Ratios/ Supplemental Data:
Net Assets, End of Period ($million)	$18,839.1	$16,441.0	$16,993.7	$14,418.4		$13,263.3		$12,489.5
Ratio of Expenses to Average Net Assets	0.78%†	0.77%	0.79%	0.85%		0.81%		0.83%
Ratio of Net Investment Income to Average Net Assets	0.61%†	0.93%	1.04%	1.59%		1.93%		2.14%
Portfolio Turnover Rate	15%	47%	91%	78	%(c)	65	%(c)	67%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009		Year Ended September 30, 2008		Year Ended September 30, 2007
Net Asset Value, Beginning of Period	$25.45	$25.85	$24.57	$25.40		$28.50		$26.35
Income From Investment Operations:
Net Investment Income	0.04	0.17	0.18	0.28	(a)	0.43	(a)	0.48 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	4.29	(0.43)	1.33	(0.24)		(1.51)		3.40
Total From Investment Operations	4.33	(0.26)	1.51	0.04		(1.08)		3.88
Less Distributions:
From Net Investment Income	(0.28)	(0.14)	(0.23)	(0.30)		(0.51)		(0.42)
From Capital Gains	(0.47)	0.00	0.00	(0.57)		(1.51)		(1.31)
Total Distributions	(0.75)	(0.14)	(0.23)	(0.87)		(2.02)		(1.73)
Redemption Fees	0.00	0.00	0.00	0.00		0.00	(b)	0.00 (b)
Net Asset Value, End of Period	$29.03	$25.45	$25.85	$24.57		$25.40		$28.50
Total Return	17.34%	-1.04%	6.17%	0.70%		-4.19%		15.38%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$1,365.0	$1,212.2	$1,270.1	$1,110.4		$1,009.7		$915.1
Ratio of Expenses to Average Net Assets	1.11%†	1.09%	1.12%	1.18%		1.16%		1.17%
Ratio of Net Investment Income to Average Net Assets	0.28%†	0.61%	0.71%	1.26%		1.59%		1.82%
Portfolio Turnover Rate	15%	47%	91%	78	%(c)	65	%(c)	67%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK GLOBAL FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011		Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Period	$18.81		$20.39		$18.94	$19.43	$28.08	$26.69
Income From Investment Operations:
Net Investment Income	0.02	(a)	0.16	(a)	0.10	0.11	0.25	0.18 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	4.16		(1.65)		1.49	0.13	(5.82)	5.06
Total From Investment Operations	4.18		(1.49)		1.59	0.24	(5.57)	5.24
Less Distributions:
From Net Investment Income	0.00		(0.09)		(0.14)	(0.70)	(0.04)	(0.31)
From Capital Gains	0.00		0.00		0.00	(0.03)	(3.04)	(3.54)
Total Distributions	0.00		(0.09)		(0.14)	(0.73)	(3.08)	(3.85)
Redemption Fees	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$22.99		$18.81		$20.39	$18.94	$19.43	$28.08
Total Return	22.22%		-7.38%		8.43%	2.65%	-22.10%	21.29%
Ratios/ Supplemental Data:
Net Assets, End of Period ($million)	$2,271.9		$1,816.9		$2,031.8	$1,675.9	$1,946.6	$3,006.2
Ratio of Expenses to Average Net Assets	1.16	%†	1.16%		1.15%	1.23%	1.16%	1.13%
Ratio of Net Investment Income to Average Net Assets	0.23	%†	0.70%		0.53%	0.76%	0.95%	0.66%
Portfolio Turnover Rate	13%		29	%(c)	37%	32%	41%	35%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011		Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Period	$18.42		$19.97		$18.58	$19.01	$27.62	$26.31
Income From Investment Operations:
Net Investment Income (Loss)	(0.11)		0.06	(a)	0.00 (b)	0.07 (a)	0.13	0.07 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	4.16		(1.61)		1.48	0.14	(5.69)	4.99
Total From Investment Operations	4.05		(1.55)		1.48	0.21	(5.56)	5.06
Less Distributions:
From Net Investment Income	0.00		0.00	(b)	(0.09)	(0.61)	(0.01)	(0.21)
From Capital Gains	0.00		0.00		0.00	(0.03)	(3.04)	(3.54)
Total Distributions	0.00		0.00	(b)	(0.09)	(0.64)	(3.05)	(3.75)
Redemption Fees	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$22.47		$18.42		$19.97	$18.58	$19.01	$27.62
Total Return	21.99%		-7.75%		8.02%	2.43%	-22.46%	20.82%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$39.0		$36.6		$50.5	$54.4	$57.6	$90.3
Ratio of Expenses to Average Net Assets	1.55	%†	1.55%		1.54%	1.54%	1.57%	1.53%
Ratio of Net Investment Income (loss) to Average Net Assets	(0.18	)%†	0.27%		0.09%	0.46%	0.54%	0.25%
Portfolio Turnover Rate	13%		29	%(c)	37%	32%	41%	35%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

THE OAKMARK FUNDS

OAKMARK GLOBAL SELECT FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	October 2, 2006 through September 30, 2007 (a)
Net Asset Value, Beginning of Period	$9.96		$10.15	$9.54	$8.23	$11.61	$10.00
Income From Investment Operations:
Net Investment Income	0.00	(c)	0.02	0.04	0.06	0.14 (b)	0.12	(b)
Net Gain (Loss) on Investments (both realized and unrealized)	2.40		(0.19)	0.61	1.60	(3.07)	1.49
Total From Investment Operations	2.40		(0.17)	0.65	1.66	(2.93)	1.61
Less Distributions:
From Net Investment Income	0.00		(0.02)	(0.04)	(0.35)	(0.02)	(0.01)
From Capital Gains	0.00		0.00	0.00	0.00	(0.44)	0.00
Total Distributions	0.00		(0.02)	(0.04)	(0.35)	(0.46)	(0.01)
Redemption Fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.01	0.01
Net Asset Value, End of Period	$12.36		$9.96	$10.15	$9.54	$8.23	$11.61
Total Return	24.10%		-1.65%	6.81%	22.24%	-25.95%	16.23	%²
Ratios/ Supplemental Data:
Net Assets, End of Period ($million)	$542.9		$422.0	$329.9	$266.2	$232.8	$377.7
Ratio of Expenses to Average Net Assets	1.22	%†	1.24%	1.29%	1.43%	1.35%	1.31	%†
Ratio of Net Investment Income (loss) to Average Net Assets	(0.10	)%†	0.33%	0.40%	0.88%	1.41%	1.01	%†
Portfolio Turnover Rate	7%		49%	50%	41%	62%	33	%²

²  Data has not been annualized.

†  Data has been annualized.

(a)  The date on which Fund shares were first offered for sale to the public was October 2, 2006.

(b)  Computed using average shares outstanding throughout the period.

(c)  Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK INTERNATIONAL FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Period	$16.13		$18.18	$16.25	$15.71	$26.59	$26.83
Income From Investment Operations:
Net Investment Income	0.03	(a)	0.31 (a)	0.20 (a)	0.16 (a)	0.65	0.43
Net Gain (Loss) on Investments (both realized and unrealized)	3.30		(2.20)	1.85	1.87	(7.11)	3.25
Total From Investment Operations	3.33		(1.89)	2.05	2.03	(6.46)	3.68
Less Distributions:
From Net Investment Income	(0.13)		(0.16)	(0.12)	(1.39)	(0.17)	(0.44)
From Capital Gains	0.00		0.00	0.00	(0.10)	(4.25)	(3.48)
Total Distributions	(0.13)		(0.16)	(0.12)	(1.49)	(4.42)	(3.92)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$19.33		$16.13	$18.18	$16.25	$15.71	$26.59
Total Return	20.78%		-10.54%	12.67%	17.71%	-28.59%	14.53%
Ratios/ Supplemental Data:
Net Assets, End of Period ($million)	$8,428.3		$6,920.8	$5,707.4	$4,045.4	$3,753.6	$8,446.6
Ratio of Expenses to Average Net Assets	1.05	%†	1.06%	1.08%	1.17%	1.10%	1.05%
Ratio of Net Investment Income to Average Net Assets	0.39	%†	1.63%	1.21%	1.32%	2.32%	1.65%
Portfolio Turnover Rate	22%		45%	51%	53%	41%	50%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Period	$16.18	$18.25	$16.38	$15.55	$26.32	$26.61
Income From Investment Operations:
Net Investment Income	0.01	0.24 (a)	0.14 (a)	0.14 (a)	0.39 (a)	0.35
Net Gain (Loss) on Investments (both realized and unrealized)	3.30	(2.20)	1.86	1.96	(6.86)	3.19
Total From Investment Operations	3.31	(1.96)	2.00	2.10	(6.47)	3.54
Less Distributions:
From Net Investment Income	(0.06)	(0.11)	(0.13)	(1.17)	(0.05)	(0.35)
From Capital Gains	0.00	0.00	0.00	(0.10)	(4.25)	(3.48)
Total Distributions	(0.06)	(0.11)	(0.13)	(1.27)	(4.30)	(3.83)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$19.43	$16.18	$18.25	$16.38	$15.55	$26.32
Total Return	20.52%	-10.85%	12.26%	17.70%	-28.91%	14.04%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$245.8	$204.0	$146.0	$107.8	$130.8	$586.9
Ratio of Expenses to Average Net Assets	1.35%†	1.45%	1.45%	1.32%	1.52%	1.44%
Ratio of Net Investment Income to Average Net Assets	0.08%†	1.26%	0.83%	1.15%	1.96%	1.31%
Portfolio Turnover Rate	22%	45%	51%	53%	41%	50%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

OAKMARK INTERNATIONAL SMALL CAP FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Period	$11.56		$13.02	$11.51	$11.36	$23.19	$24.09
Income From Investment Operations:
Net Investment Income	0.03	(a)	0.15 (a)	0.12 (a)	0.15 (a)	0.37	0.32
Net Gain (Loss) on Investments (both realized and unrealized)	2.79		(1.53)	1.55	1.06	(6.36)	2.77
Total From Investment Operations	2.82		(1.38)	1.67	1.21	(5.99)	3.09
Less Distributions:
From Net Investment Income	(0.02)		(0.08)	(0.16)	(0.93)	(0.18)	(0.56)
From Capital Gains	0.00	(b)	0.00	0.00	(0.13)	(5.66)	(3.43)
Total Distributions	(0.02)		(0.08)	(0.16)	(1.06)	(5.84)	(3.99)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$14.36		$11.56	$13.02	$11.51	$11.36	$23.19
Total Return	24.41%		-10.72%	14.70%	16.28%	-32.47%	13.35%
Ratios/ Supplemental Data:
Net Assets, End of Period ($million)	$1,602.5		$1,328.4	$1,217.2	$768.0	$663.6	$1,326.5
Ratio of Expenses to Average Net Assets	1.40	%†	1.38%	1.38%	1.54%	1.41%	1.34%
Ratio of Net Investment Income to Average Net Assets	0.43	%†	1.10%	1.02%	1.77%	2.17%	1.19%
Portfolio Turnover Rate	19%		46%	54%	46%	50%	57%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Period	$11.50		$12.97	$11.50	$11.33	$23.15	$24.05
Income From Investment Operations:
Net Investment Income	0.01	(a)	0.12 (a)	0.09 (a)	0.14 (a)	0.47	0.29
Net Gain (Loss) on Investments (both realized and unrealized)	2.78		(1.55)	1.54	1.06	(6.48)	2.79
Total From Investment Operations	2.79		(1.43)	1.63	1.20	(6.01)	3.08
Less Distributions:
From Net Investment Income	0.00		(0.04)	(0.16)	(0.90)	(0.15)	(0.55)
From Capital Gains	0.00	(b)	0.00	0.00	(0.13)	(5.66)	(3.43)
Total Distributions	0.00	(b)	(0.04)	(0.16)	(1.03)	(5.81)	(3.98)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$14.29		$11.50	$12.97	$11.50	$11.33	$23.15
Total Return	24.29%		-11.09%	14.30%	16.08%	-32.63%	13.29%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$2.4		$1.9	$1.4	$0.8	$0.3	$0.9
Ratio of Expenses to Average Net Assets	1.71	%†	1.72%	1.72%	1.71%	1.54%	1.43%
Ratio of Net Investment Income to Average Net Assets	0.17	%†	0.85%	0.74%	1.66%	2.12%	1.12%
Portfolio Turnover Rate	19%		46%	54%	46%	50%	57%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' OCTOBER 2011 APPROVAL OF INVESTMENT ADVISORY CONTRACTS AS APPROVED APRIL 18, 2012

Each year, the Board of Trustees of the Oakmark Funds (the "Board"), including a majority of the independent Trustees, is required by the Investment Company Act of 1940 (the "1940 Act") to determine whether to continue each Fund's investment advisory agreement (each an "Agreement") with the Fund's investment adviser (the "Adviser"). The Board requests and receives from the Adviser a broad range of materials and information that are relevant to the Trustees' consideration of the Agreements, both throughout the year and especially in connection with its annual review of the Agreements. In addition, the Board retains an independent data provider to provide performance and expense information for each Fund and for comparable funds.

The Board's committee on contracts (the "Committee") leads the Board in its evaluation of the Agreements. The Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Trustees"), and more than 75% of the Board is comprised of Independent Trustees. During the last year, the Committee and the Board met numerous times to consider the Agreements. At each of those meetings, the Committee and the Board were advised by, and met in executive session with, their experienced independent legal counsel.

In connection with their consideration of each Agreement, the Committee and the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services, (ii) the investment performance of each Fund, as well as performance information for comparable funds, (iii) the fees and other expenses paid by each Fund, as well as fee and expense information for comparable funds and separate accounts managed by the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as the Funds grow and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with each Fund.

At a meeting held on October 19, 2011, the Board, including all of the Independent Trustees, upon recommendation of the Committee, determined that the continuation of the Agreement for each Fund was in the best interest of the Fund and its shareholders, and approved the continuation of the Agreements through October 31, 2012. Below is a summary of the principal information considered by the Board as well as the Board's conclusions regarding various factors. In their deliberations, the Independent Trustees did not identify any single factor that was paramount or determinative, and each Independent Trustee may have weighed the information differently.

1. Nature, Extent and Quality of Services

The Board's consideration of the nature, extent and quality of the Adviser's services to the Funds took into account the knowledge the Board gained during meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser's long-term history of care and conscientiousness in the management of the Funds; the consistency of its investment approach; the background and experience of the Adviser's investment personnel responsible for managing the Funds; the Adviser's performance as administrator of the Funds; the Adviser's comprehensive compliance program; and the favorable recognition of the Adviser and the Funds in the media and in industry publications. The Board also reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds, including the time that investment personnel devoted to each Fund and the investment results produced as a result of the Adviser's in-house research. The Board also noted the significant personal investments that the Adviser's personnel have made in the Funds, which serve to further align the interests of the Adviser and its personnel with those of the Funds' shareholders. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund's Agreement and that each Fund was likely to continue to benefit from services provided under its Agreement with the Adviser.

2. Investment Performance of the Funds

The Board considered each Fund's investment performance over various time periods, including how the Fund performed compared to the performance of a group of comparable funds (the Fund's "Performance Universe") selected by Lipper, Inc. ("Lipper"). Among the performance periods considered by the Board

THE OAKMARK FUNDS

were those ended on April 30, 2011. Where available, the Board considered one-, three-, five- and ten-year performance.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Oakmark Fund. The Board considered that the Fund outperformed the annualized returns of its Universe Median during the three-, five- and ten-year periods presented, though it underperformed the Universe Median during the shorter one-year period.

Oakmark Select Fund. The Board considered that the Fund outperformed the annualized returns of its Universe Median during the three-, five- and ten-year periods presented, but it underperformed the Universe Median during the shorter one-year period.

Oakmark Equity and Income Fund. The Board took into account the Adviser's assertion that the Fund's risk profile generally is more conservative than many of its peers, which may result in relative underperformance during periods of exceptionally high returns in the equity markets. The Board considered that the Fund outperformed the annualized returns of its Universe Median during the three-, five- and ten-year periods, although it underperformed the Universe Median during the shorter one-year period.

Oakmark Global Fund. The Board considered that the Fund outperformed the annualized returns of its Universe Median during the three-, five- and ten-year periods, although it underperformed the Universe Median during the shorter one-year period.

Oakmark Global Select Fund. Noting that the Fund commenced operations in October 2006, the Board considered that the Fund outperformed the annualized returns of its Universe Median during the three-year and since inception periods, although it underperformed the Universe Median during the shorter one-year period.

Oakmark International Fund. The Board considered that the Fund outperformed the annualized returns of its Universe Median during the three-, five- and ten-year periods presented, but it underperformed the Universe Median during the shorter one-year period.

Oakmark International Small Cap Fund. The Board considered that the Fund outperformed the annualized returns of its Universe Median during the three-, five- and ten-year periods presented, but it underperformed the Universe Median during the shorter one-year period.

In addition to comparing each Fund's performance to that of its Performance Universe, the Board also considered each Fund's performance compared to that of its benchmark and other comparative data provided by Lipper, including each Fund's total return and performance relative to risk. After considering all of this information, the Board concluded that the Adviser was delivering performance for each Fund that was consistent with the long-term investment strategies being pursued by the Fund, and that the Fund and its shareholders were benefiting from the Adviser's investment management of the Fund

3. Costs of Services Provided and Profits Realized by the Adviser

Using information provided by Lipper, the Board evaluated each Fund's advisory fee compared to the advisory fee for other mutual funds comparable in size, character and investment strategy (the "Expense Group"), and each Fund's expense ratio compared to that of the Expense Group.

The Board also reviewed the Adviser's advisory fees for comparable institutional separate account clients and subadvised funds (for which the Adviser provides portfolio management services only). The Board noted the Adviser's explanation that, although in most instances, the fees paid by those other clients were lower than the fees paid by the Funds, the differences reflected the Adviser's significantly greater level of responsibilities and broader scope of services regarding the Funds, and the more extensive regulatory obligations and risks associated with managing the Funds.

The Board also considered the Adviser's costs in serving as the Fund's investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business and among the Funds. The Board also considered information regarding the structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees and the relationship

THE OAKMARK FUNDS

of such compensation to the Adviser's ability to attract and retain quality personnel. Finally, the Board considered the Adviser's profitability analysis, as well as an Investment Management Industry Profitability Analysis prepared by Lipper. The Board examined the pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund, as presented in the profitability analyses, as well as the financial condition of the Adviser.

Further detail considered by the Board regarding the management fee rate and expense ratio of each Fund is set forth below:

Oakmark Fund and Oakmark Select Fund. The Board considered that each Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board, in its consideration of expenses, also took into account its review of each Fund's performance.

Oakmark Equity and Income Fund, Oakmark Global Select Fund and Oakmark International Small Cap Fund. The Board considered that each Fund's management fee rate is higher than the respective medians of the Fund's Expense Group. The Board noted, however, that each Fund's total expense ratio, which reflects the total fees paid by an investor, is lower than the respective median of the Fund's Expense Group. The Board, in its consideration of expenses, also took into account its review of each Fund's performance.

Oakmark Global Fund. The Board considered that the Fund's management fee rate is at the median of the Fund's Expense Group, and the Fund's total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund's Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund's performance.

Oakmark International Fund. The Board considered that the Fund's management fee rate and total expense ratio, which reflects the total fees paid by an investor, are lower than the median of the Fund's Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund's performance.

After its review of all the matters addressed, including those outlined above, the Board concluded that the management fees paid by each Fund to the Adviser were reasonable in light of the services provided, and that the profitability of the Adviser's relationship with the Funds appeared to be reasonable in relation to the services performed.

4. Economies of Scale and Fee Levels Reflecting Those Economies

The Board considered whether each Fund's management fee structure provides for a sharing with shareholders of potential economies of scale that may be realized by the Adviser. The Board reviewed each Agreement, which includes breakpoints that decrease the management fee rate as a Fund's assets increase. The Board also considered that the Committee had negotiated with the Adviser for an additional breakpoint in the Agreement for Oakmark International Small Cap Fund. The Board concluded that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

5. Other Benefits Derived from the Relationship with the Funds

The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board noted that an affiliate of the Adviser serves as the Funds' distributor, without compensation, pursuant to a written agreement the Board evaluates annually.

The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and considered the Adviser's assertion that its use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that approval of the continuation of each Agreement was in the best interests of the Fund and its shareholders. On October 19, 2011, the Board continued each Agreement.

THE OAKMARK FUNDS

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in a Fund's prospectus and summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Funds does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase with the exception of the Oakmark Fund, Oakmark Select Fund and Oakmark Equity & Income Fund which do not impose a redemption fee. To obtain the most recent month-end performance data, visit oakmark.com.

Current and future portfolio holdings are subject to risk.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because both Oakmark Select Fund and Oakmark Global Select Fund are non-diversified, the performance of each holding in those Funds will have a greater impact on the Funds' total returns, and may make the Funds' returns more volatile than a more diversified fund.

The Oakmark Equity and Income Fund closed to certain new investors as of 5/13/10.

Oakmark Equity and Income Fund may invest in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility. An economic downturn could severely disrupt the market in medium- or lower-grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities presents risks that in some ways may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

  1.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3.  The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

  4.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

THE OAKMARK FUNDS

  5.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

  6.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

  7.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

  8.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  9.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  10.  The Barclays Capital U.S. Government / Credit Bond Index is a benchmark index made up of the Barclays Capital U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

  11.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  12.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

  13.  The Japanese TOPIX Index is an index that measures stock prices on the Tokyo Stock Exchange (TSE). This capitalization-weighted index lists all firms that are considered to be under the 'first section' on the TSE, which groups all of the large firms on the exchange into one pool. This index is unmanaged and investors cannot actually make investments in this index.

  14.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  15.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  16.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  17.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  18.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

THE OAKMARK FUNDS

Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with less emphasis on the stock's current price than a value mutual fund would have.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors typically do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" (e.g. "12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

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THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
Allan J. Reich
Steven S. Rogers
Kristi L. Rowsell
Burton W. Ruder
Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer
Robert M. Levy—Executive Vice President
Henry R. Berghoef—Vice President
John N. Desmond—Vice President
Richard J. Gorman—Vice President, Chief Compliance
  Officer and Assistant Secretary
Kevin G. Grant—Vice President
Thomas E. Herman—Principal Financial Officer
David G. Herro—Vice President
John J. Kane—Treasurer
Michael L. Manelli—Vice President
Clyde S. McGregor—Vice President
Michael J. Neary—Vice President
William C. Nygren—Vice President
John R. Raitt—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President and Secretary
Robert A. Taylor—Vice President
Andrew J. Tedeschi—Assistant Treasurer

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, a new account application, forms or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-8327.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of shares redeemed within 90 days of purchase with the exception of the Oakmark Fund, Oakmark Select Fund and Oakmark Equity & Income Fund which do not impose a redemption fee.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member FINRA. Date of first use: May 2012.

OAKMARK FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS
INCEPTION (4/5/01) TO PRESENT (3/31/12) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 3/31/12)

(Unaudited)	1-year	5-year	10-year	Since Inception (4/5/01)
Oakmark Fund (Class II)	10.43%	3.94%	4.81%	5.70%
S&P 500 Index	8.54%	2.01%	4.12%	3.84%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/11 was 1.45%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, March 2012

OAKMARK SELECT FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS
INCEPTION (12/31/99) TO PRESENT (3/31/12) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 3/31/12)

(Unaudited)	1-year	5-year	10-year	Since Inception (12/31/99)
Oakmark Select Fund (Class II)	10.51%	2.44%	4.60%	7.87%
S&P 500 Index	8.54%	2.01%	4.12%	1.52%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/11 was 1.38%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, March 2012

OAKMARK EQUITY AND INCOME FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME
FUND FROM ITS INCEPTION (7/12/00) TO PRESENT (3/31/12) AS COMPARED TO
THE LIPPER BALANCED FUND INDEX (UNAUDITED)

Average Annual Total Returns
(as of 3/31/12)

(Unaudited)	1-year	5-year	10-year	Since Inception (7/13/00)
Oakmark Equity & Income Fund (Class II)	3.41%	4.97%	7.15%	8.91%
Lipper Balanced Fund Index	4.60%	3.04%	4.86%	3.76%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/11 was 1.09%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, March 2012

OAKMARK GLOBAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND
FROM ITS INCEPTION (10/10/01) TO PRESENT (3/31/12) AS COMPARED TO THE
MSCI WORLD INDEX (UNAUDITED)

Average Annual Total Returns
  (as of 3/31/12)

(Unaudited)	1-year	5-year	10-year	Since Inception (10/10/01)
Oakmark Global Fund (Class II)	-0.49%	0.38%	8.45%	11.08%
MSCI World Index	0.56%	-0.70%	4.72%	5.03%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/11 was 1.55%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, March 2012

OAKMARK INTERNATIONAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND
FROM ITS INCEPTION (11/4/99) TO PRESENT (3/31/12) AS COMPARED TO THE
MSCI WORLD EX U.S. INDEX (UNAUDITED)

Average Annual Total Returns
(as of 3/31/12)

(Unaudited)	1-year	5-year	10-year	Since Inception (11/4/99)
Oakmark International Fund (Class II)	-2.30%	0.06%	7.60%	8.02%
MSCI World ex U.S. Index	-6.67%	-2.95%	6.12%	2.67%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/11 was 1.45%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, March 2012

OAKMARK INTERNATIONAL
SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (1/8/01) TO PRESENT (3/31/12) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX (UNAUDITED)

Average Annual Total Returns
(as of 3/31/12)

(Unaudited)	1-year	5-year	10-year	Since Inception (1/8/01)
Oakmark International Small Cap Fund (Class II)	-2.30%	-1.11%	10.66%	11.38%
MSCI World ex U.S. Small Cap Index	-7.38%	-2.11%	10.15%	8.50%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/11 was 1.72%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, March 2012

FUND EXPENSES (Unaudited)

A shareholder of each Fund can incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees and other fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for Class II Shares of each Fund. The table shows the expenses a Class II shareholder would have paid on a $1,000 investment in each Fund from October 1, 2011 to March 31, 2012, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. Class II shareholders can estimate expenses incurred for the period by dividing their account value at March 31, 2012 by $1,000 and multiplying the result by the number in the Expenses Paid During Period row as shown below.

Shares of all Funds, other than the Oakmark Fund, Oakmark Select Fund and Oakmark Equity & Income Fund, invested for 90 days or less may be charged a 2% redemption fee. Please consult the Funds' prospectus at oakmark.com for more information.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,269.50	$1,269.40	$1,173.40	$1,219.90	$1,205.20	$1,242.90
Expenses Paid During Period*	$7.32	$7.60	$6.03	$8.60	$7.44	$9.59
Annualized Expense Ratio	1.29%	1.34%	1.11%	1.55%	1.35%	1.71%

* Expenses are equal to each Fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses for Class II Shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.55	$1,018.30	$1,019.45	$1,017.25	$1,018.25	$1,016.45
Expenses Paid During Period*	$6.51	$6.76	$5.60	$7.82	$6.81	$8.62
Annualized Expense Ratio	1.29%	1.34%	1.11%	1.55%	1.35%	1.71%

* Expenses are equal to each Fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the one-half year period).

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not required in this filing.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b) No disclosures are required by this Item 6(b).

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no amendments were made to the procedures adopted in fiscal year 2007.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not required in this filing.

	(2)

Certifications of Kristi L. Rowsell, Principal Executive Officer, and Thomas E. Herman, Principal Financial Officer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

	(3)	Not applicable.

(b)

Certifications of Kristi L. Rowsell, Principal Executive Officer and Thomas E. Herman, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	May 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	May 24, 2012

By:	/s/ Thomas E. Herman
Thomas E. Herman
Principal Financial Officer
Date:	May 24, 2012